Exhibit 99.1

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Medallion Loans
New York					359	57%	4.25%	$1,050	$7,041	$191,693	$190,324	$162,677
	Sean Cab Corp ##	Term Loan	12/09/11	11/23/18	1	1%	4.63%	$0		$3,187	$3,187	$3,187
	Real Cab Corp ## &	Term Loan	07/20/07	07/20/17	1	1%	2.81%	$0		$2,533	$2,533	$2,533
	Real Cab Corp ## &	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$349	$349	$349
	Slo Cab Corp ## &	Term Loan	07/20/07	07/20/17	1	1%	2.81%	$0		$1,520	$1,520	$1,520
	Slo Cab Corp ## &	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$209	$209	$209
	Junaid Trans Corp ## & {Annually-Prime plus 1.00%}	Term Loan	04/30/13	04/29/19	1	*	5.00%	$0		$1,395	$1,395	$1,395
	Apple Cab Corp ## &	Term Loan	04/11/14	07/31/17	1	*	3.25%	$0		$1,339	$1,339	$1,339
	Anniversary Taxi Corp ## &	Term Loan	04/11/14	07/31/17	1	*	3.25%	$0		$1,339	$1,339	$1,339
	Kby Taxi Inc ## &	Term Loan	04/11/14	07/31/17	1	*	3.25%	$0		$1,339	$1,339	$1,339
	Hj Taxi Corp ## &	Term Loan	04/11/14	07/31/17	1	*	3.25%	$0		$1,339	$1,339	$1,339
	Avi Taxi Corporation ## &	Term Loan	04/11/14	07/31/17	1	*	3.25%	$0		$1,339	$1,339	$1,339
	Penegali Taxi LLC ##	Term Loan	12/11/14	12/10/17	1	*	3.75%	$0		$1,303	$1,303	$1,303
	Uddin Taxi Corp ##	Term Loan	11/05/15	11/05/18	1	*	4.75%	$0		$1,287	$1,287	$1,287
	Sonu-Seema Corp ## (interest rate includes deferred interest of 2.5%)	Term Loan	12/07/12	12/20/18	1	*	5.00%	$26		$1,285	$1,285	$1,285
	Waylon Transit LLC ##	Term Loan	09/27/17	09/27/22	1	*	0.00%	$0	$1,275	$1,275	$1,275	$1,277
	Bunty & Jyoti Inc ## (interest rate includes deferred interest of 2.5%)	Term Loan	03/13/13	12/13/18	1	*	5.00%	$27		$1,269	$1,269	$1,269
	Perem Hacking Corp ## & {Annually-Prime plus .25%}	Term Loan	05/01/16	05/01/21	1	*	4.25%	$0		$1,232	$1,232	$1,234
	S600 Service Co Inc ## & {Annually-Prime plus .25%}	Term Loan	05/01/16	05/01/21	1	*	4.25%	$0		$1,232	$1,232	$1,234
	Ela Papou LLC ## &	Term Loan	06/27/14	09/15/17	1	*	4.00%	$0		$1,217	$1,217	$1,217
	Earie Hacking LLC ##	Term Loan	12/28/15	12/28/20	1	*	3.60%	$0		$1,173	$1,173	$1,175
	Amme Taxi Inc ##	Term Loan	10/21/13	10/21/18	1	*	3.70%	$0		$1,173	$1,173	$1,173
	Ride Yellow LLC ## (interest rate includes deferred interest of 1.75%)	Term Loan	02/01/13	01/01/19	1	*	5.00%	$19		$1,163	$1,163	$1,163
	Miklos Hacking Corp ##	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$1,163	$1,163	$1,163
	Cfn Cab Corp ##	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$1,163	$1,163	$1,163
	Ukraine Service Co ## & {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	4.50%	$0		$1,117	$1,117	$1,119
	Flow Taxi Corp ## & {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	4.50%	$0		$1,117	$1,117	$1,119
	Lil Amandachaka Hacking Corp ## & {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	4.50%	$0		$1,117	$1,117	$1,119
	Whispers Taxi Inc ## &	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$2,026	$1,995	$1,078
	Tosal Hacking Corp ## (interest rate includes deferred interest of 1.5%)	Term Loan	04/01/13	11/01/17	1	*	4.00%	$13		$1,054	$1,054	$1,054
	Red Army Cab Corp ## & {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	4.50%	$0		$1,041	$1,041	$1,043
	Avilie Service Inc ## {Annually-Prime plus .25%}	Term Loan	02/11/13	03/01/19	1	*	4.00%	$0		$1,039	$1,039	$1,039
	New Direction Cab Corp ##	Term Loan	11/18/11	11/18/17	1	*	4.00%	$0		$1,021	$1,021	$1,021
	Yosi Transit Inc ## &	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$1,013	$1,013	$1,013
	Big Ari Taxi Corp ## (interest rate includes deferred interest of 1.5%) {Annually-Prime}	Term Loan	08/14/13	08/14/19	1	*	5.75%	$17		$1,006	$1,006	$1,006
	Bellsky Taxi LLC ## (interest rate includes deferred interest of 1.5%) {Annually-Prime}	Term Loan	08/14/13	08/14/19	1	*	5.75%	$17		$998	$998	$998
	Jump Service Co Inc ## {Annually-Prime plus .25%}	Term Loan	02/11/13	03/01/19	1	*	4.00%	$0		$968	$968	$968
	Gaultier Hacking Corp ##	Term Loan	08/27/12	09/14/17	1	*	4.50%	$0		$956	$956	$956
	Ming Trans Corp ##	Term Loan	11/19/12	12/10/17	1	*	4.50%	$0		$933	$933	$933
	Nelsk Taxi Inc ## (interest rate includes deferred interest of 2.25%)	Term Loan	08/20/13	08/15/18	1	*	5.25%	$24		$917	$917	$917
	Global Agami Cab LLC ## (interest rate includes deferred interest of 1%) {Annually-Prime minus .175%}	Term Loan	02/27/13	05/01/19	1	*	4.25%	$4		$916	$916	$916
	Planet Agami Cab LLC ## (interest rate includes deferred interest of 1%) {Annually-Prime minus .175%}	Term Loan	02/27/13	05/01/19	1	*	4.25%	$4		$916	$916	$916
	Universal Agami Transit Inc ## (interest rate includes deferred interest of 1%) {Annually-Prime minus .175%}	Term Loan	02/27/13	05/01/19	1	*	4.25%	$4		$916	$916	$916
	Humidity Hacking Corp ##	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$916	$916	$916
	G Michael Cab Corp ## & (interest rate includes deferred interest of 2.4%)	Term Loan	09/14/15	09/14/17	1	*	4.90%	$23		$899	$899	$899
	Hedy Hacking Corp. ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$861	$861	$861
	Nedrag Trans Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$861	$861	$861

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Typhoon Hacking Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$861	$861	$861
	Lety Cab Corp ##	Term Loan	10/21/10	10/05/18	1	*	4.25%	$0		$844	$844	$844
	Brigitte Cab Corp ## & (interest rate includes deferred interest of 2.4%)	Term Loan	09/14/15	09/14/17	1	*	4.90%	$22		$834	$834	$834
	Btr Taxi Inc ## (interest rate includes deferred interest of 3.25%)	Term Loan	06/16/14	12/16/18	1	*	5.75%	$8		$827	$827	$827
	Go Boy Cab Corp ## {Annually-Prime plus 1.00%}	Term Loan	04/10/13	04/10/19	1	*	5.00%	$0		$807	$807	$807
	Holdem Cab Corp ## {Annually-Prime plus 1.00%}	Term Loan	04/10/13	04/10/19	1	*	5.00%	$0		$807	$807	$807
	Ash Trans Corp ## & (interest rate includes deferred interest of 2.4%)	Term Loan	09/14/15	09/14/17	1	*	4.90%	$22		$794	$794	$794
	Ganz Express Cab Cor ## & (interest rate includes deferred interest of 2.4%)	Term Loan	09/14/15	09/14/17	1	*	4.90%	$20		$780	$780	$780
	Samantha’S Cab Corp ## (interest rate includes deferred interest of 2.4%)	Term Loan	09/14/15	09/14/17	1	*	4.90%	$20		$760	$760	$760
	Copper One Cab Corp ##	Term Loan	02/17/12	09/15/17	1	*	4.00%	$0		$753	$753	$753
	Agape-Mou Cab Corp ##	Term Loan	02/17/12	09/15/17	1	*	4.00%	$0		$753	$753	$753
	Asterik Cab Co Inc ##	Term Loan	02/17/12	09/15/17	1	*	4.00%	$0		$753	$753	$753
	Gurpreet Singh & Manpreet Sing ## (interest rate includes deferred interest of 2.75%)	Term Loan	06/25/13	06/25/18	1	*	5.25%	$27		$747	$747	$747
	Zus Trading Inc ## & (interest rate includes deferred interest of 2.5%)	Term Loan	08/09/13	07/27/18	1	*	5.00%	$22		$737	$737	$737
	Zahav Taxi LLC ## (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$12		$734	$734	$734
	Danny Truong ## (interest rate includes deferred interest of 2%)	Term Loan	07/30/14	01/30/20	1	*	5.50%	$3		$730	$730	$730
	Christian Cab Corp &	Term Loan	11/27/12	11/27/18	1	*	3.75%	$0		$1,487	$1,478	$721
	Espiye Taxi Corp (interest rate includes deferred interest of 2.75%)	Term Loan	05/23/14	05/27/18	1	*	5.50%	$7		$721	$721	$721
	Jacal Hacking Corp ## &	Term Loan	12/20/13	12/20/16	1	*	3.50%	$0		$1,378	$1,378	$720
	Hamilton Transit LLC ## &	Term Loan	03/26/14	08/27/18	1	*	3.00%	$0		$1,339	$1,284	$720
	Hot Wheels Taxi LLC ## (interest rate includes deferred interest of 1.75%)	Term Loan	03/01/13	01/01/19	1	*	5.00%	$12		$720	$720	$720
	Ocean Hacking Corp ## &	Term Loan	12/20/13	12/20/16	1	*	3.50%	$0		$1,376	$1,376	$719
	Silke Hacking Corp ## &	Term Loan	03/26/14	08/27/18	1	*	3.00%	$0		$1,340	$1,286	$719
	Kaderee M & G Corp ## &	Term Loan	03/26/14	08/27/18	1	*	3.00%	$0		$1,334	$1,281	$719
	Daytona Hacking Corp ## &	Term Loan	03/26/14	08/27/18	1	*	3.00%	$0		$1,333	$1,281	$719
	Concourse Cab Corp ## & (interest rate includes deferred interest of 2.5%)	Term Loan	11/14/13	11/14/17	1	*	5.00%	$27		$1,230	$1,185	$719
	D & G Taxi Inc ## &	Term Loan	05/28/13	08/28/16	1	*	3.35%	$0		$1,006	$981	$719
	Benson Hacking Corp ## &	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,351	$1,333	$718
	Dayna Hacking Corp ## &	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,351	$1,333	$718
	Devin Taxi Corp ## &	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,351	$1,333	$718
	Rs Hacking Corp ## &	Term Loan	05/28/13	08/28/16	1	*	3.35%	$0		$1,015	$1,015	$718
	Alltaxitwo Cab Corp ## {Annually-Prime}	Term Loan	12/21/16	12/21/26	1	*	3.25%	$0		$700	$700	$702
	Orys Trans Corp ## {Annually-Prime}	Term Loan	12/21/16	12/21/26	1	*	3.25%	$0		$700	$700	$702
	Mandeep Multani & Ravinder Sin ## & (interest rate includes deferred interest of 3%)	Term Loan	03/19/14	12/23/17	1	*	5.00%	$16		$698	$698	$698
	Joseph Gerard Pierre ## (interest rate includes deferred interest of 2.5%)	Term Loan	07/07/14	01/18/18	1	*	5.00%	$12		$697	$697	$697
	Rakesh Aggarwal & Jasvir Singh ##	Term Loan	05/07/14	11/07/19	1	*	4.50%	$0		$690	$690	$690
	Jose F Pimentel ## &	Term Loan	05/14/14	11/14/18	1	*	4.00%	$0		$686	$686	$686
	Carlos Govea ## (interest rate includes deferred interest of 1.5%)	Term Loan	06/05/14	06/05/19	1	*	5.50%	$3		$680	$680	$680
	Joseph R Jean ## &	Term Loan	04/15/13	04/25/18	1	*	4.25%	$0		$680	$680	$680
	Ilker Altaygil ## & (interest rate includes deferred interest of 2.75%)	Term Loan	07/18/13	06/17/18	1	*	5.25%	$25		$678	$678	$678
	New Express Cab Corp ##	Term Loan	03/31/15	03/30/19	1	*	4.50%	$0		$671	$671	$671
	Iddy Biddy Cab Corp ##	Term Loan	10/09/15	10/09/18	1	*	4.25%	$0		$652	$652	$653
	Jbob Hacking Corp ##	Term Loan	10/09/15	10/09/18	1	*	4.25%	$0		$652	$652	$653
	Aminder Pal Singh ##	Term Loan	11/21/13	11/21/17	1	*	4.50%	$0		$652	$652	$652
	Malcolm Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0		$649	$649	$650
	Oyaz Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0		$649	$649	$650
	Avtar Singh ##	Term Loan	08/29/14	02/29/20	1	*	5.50%	$0		$642	$642	$642
	Sukhdev Singh & Harpal S Bhola ## (interest rate includes deferred interest of 2.5%)	Term Loan	12/04/13	12/04/18	1	*	5.00%	$13		$629	$629	$629
	Parvinder Singh ## {Annually-Prime plus 1.00%}	Term Loan	08/13/13	08/13/21	1	*	5.25%	$0		$626	$626	$626
	Bruce Schneider ## {Annually-Prime plus 1.00%}	Term Loan	05/10/13	05/10/19	1	*	5.00%	$0		$623	$623	$622

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Shanu Miah ## (interest rate includes deferred interest of 2.75%)	Term Loan	06/20/13	06/20/18	1	*	5.25%	$15		$622	$622	$622
	Tripta Nfn & Jagdeep Kumar Cab	Term Loan	11/12/14	11/12/17	1	*	4.00%	$0		$619	$619	$619
	Kerolus Waheib Makhail	Term Loan	12/27/12	12/08/18	1	*	4.13%	$0		$617	$617	$617
	Sag Taxi LLC ## &	Term Loan	03/28/14	08/27/18	1	*	3.00%	$0		$1,559	$1,484	$613
	Pontios Taxi LLC ## &	Term Loan	03/28/14	08/27/18	1	*	3.00%	$0		$1,564	$1,496	$612
	Ikaria Taxi LLC ## &	Term Loan	03/28/14	08/27/18	1	*	3.00%	$0		$1,563	$1,493	$612
	Munir Ahmed Sahi ##	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0		$611	$611	$612
	Esg Hacking Corp ## &	Term Loan	03/12/14	03/12/17	1	*	3.50%	$0		$1,713	$1,706	$611
	Jordan O Ohene ## &	Term Loan	05/24/13	05/02/18	1	*	4.75%	$0		$609	$609	$609
	Jaswinder Singh/Note A ## (interest rate includes deferred interest of 2%)	Term Loan	04/27/16	04/27/18	1	*	4.50%	$17		$587	$587	$588
	Charanjeet Kaur & Manjit Singh ## (interest rate includes deferred interest of 2.5%)	Term Loan	10/28/13	10/28/18	1	*	5.00%	$14		$586	$586	$586
	Lesly Jeanjoseph ## & (interest rate includes deferred interest of 2%)	Term Loan	05/08/13	05/16/18	1	*	5.00%	$17		$584	$584	$584
	Aujla Cab Corp ## (interest rate includes deferred interest of 2.5%)	Term Loan	04/23/14	03/20/18	1	*	5.00%	$8		$575	$575	$575
	Jasvir S Dhaliwal ##	Term Loan	07/01/13	04/26/18	1	*	4.25%	$0		$569	$569	$569
	Marian Cab Corp ##	Term Loan	06/19/12	06/19/19	1	*	4.50%	$0		$568	$568	$568
	Mohammed Hossen & Abrar Hanif ##	Term Loan	03/11/13	03/11/18	1	*	4.50%	$0		$567	$567	$567
	Albro Hacking, Corp. ## &	Term Loan	07/10/14	07/10/17	1	*	3.63%	$0		$563	$563	$563
	Bliss Cab Corp ##	Term Loan	10/21/10	10/05/18	1	*	4.25%	$0		$563	$563	$563
	Man Singh ##	Term Loan	02/25/13	02/09/18	1	*	4.50%	$0		$555	$555	$555
	Sushil Maggoo ##	Term Loan	12/09/15	12/09/18	1	*	3.90%	$0		$550	$550	$551
	Oradeanul Taxi Corp ##	Term Loan	01/30/13	02/01/18	1	*	5.00%	$0		$549	$549	$549
	Sphinx Rc LLC &	Term Loan	08/25/16	08/25/19	1	*	3.50%	$0		$545	$545	$547
	Tarek Elsaid ## (interest rate includes deferred interest of 2.5%)	Term Loan	05/12/14	04/10/18	1	*	5.00%	$7		$545	$545	$545
	K.R. Express Cab Corp ## &	Term Loan	10/29/15	10/29/18	1	*	4.75%	$0		$544	$544	$544
	Mci Taxi Inc ## &	Term Loan	10/29/15	10/29/18	1	*	4.75%	$0		$544	$544	$544
	Sukhdev Singh & Harpreet Singh ##	Term Loan	07/13/16	07/13/19	1	*	3.75%	$0		$542	$542	$543
	Humberto Ontaneda ## (interest rate includes deferred interest of 2.5%)	Term Loan	10/17/13	09/23/18	1	*	5.00%	$14		$538	$538	$538
	Mukhtiar Singh ##	Term Loan	08/29/14	02/29/20	1	*	5.50%	$0		$538	$538	$538
	Yves Bazile ##	Term Loan	09/16/15	03/15/18	1	*	4.75%	$0		$534	$534	$534
	Jean J Monteau ##	Term Loan	12/06/12	06/07/18	1	*	4.50%	$0		$528	$528	$528
	Magloire David ## (interest rate includes deferred interest of 2.5%)	Term Loan	07/24/15	08/12/18	1	*	5.00%	$15		$524	$524	$524
	Dani Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$524	$524	$524
	Gilbert Chong ##	Term Loan	10/28/15	10/28/17	1	*	4.50%	$0		$524	$524	$524
	Newton Sodhi ## {Annually-Prime plus 1.00%}	Term Loan	05/06/13	05/06/19	1	*	5.00%	$0		$522	$522	$522
	Emad S Tadros ##	Term Loan	05/18/16	05/18/18	1	*	3.25%	$0		$521	$521	$522
	Rafi Mohammad ##	Term Loan	02/27/13	02/03/18	1	*	4.50%	$0		$521	$521	$521
	Rafael A Pena ## & (interest rate includes deferred interest of 3%)	Term Loan	09/18/13	08/29/18	1	*	5.00%	$17		$520	$520	$520
	Garcha Randhawa Taxi Corp ## & {Annually-Prime plus 1.00%}	Term Loan	05/31/13	07/19/18	1	*	5.00%	$0		$771	$748	$518
	Maria L Denocua ##	Term Loan	09/17/15	09/17/17	1	*	4.40%	$0		$515	$515	$515
	Amarjit Sangera ##	Term Loan	11/18/15	05/18/18	1	*	4.50%	$0		$508	$508	$509
	Sandeep Transport LLC ##	Term Loan	06/23/16	06/23/19	1	*	3.75%	$0		$508	$508	$509
	Fernande Paul Cab Corp ## (interest rate includes deferred interest of 1.5%) {Annually-Prime}	Term Loan	01/24/13	05/24/19	1	*	5.50%	$11		$507	$507	$507
	Nycyellow LLC ##	Term Loan	12/21/16	12/21/19	1	*	3.50%	$0		$504	$504	$506
	Luis E Perez ##	Term Loan	03/19/14	03/19/19	1	*	4.50%	$0		$505	$505	$505
	Travis R Bazile & Jean Exinvil ##	Term Loan	10/21/15	10/21/18	1	*	4.90%	$0		$503	$503	$503
	Amjad Abbas ## &	Term Loan	12/19/13	12/19/17	1	*	4.50%	$0		$488	$488	$488
	Albert A Agyemang ## & (interest rate includes deferred interest of 2.25%)	Term Loan	07/09/13	07/09/18	1	*	5.25%	$14		$486	$486	$486
	Nana K Adom ##	Term Loan	10/05/15	04/05/18	1	*	4.50%	$0		$485	$485	$485
	Jaswinder K Sharma ##	Term Loan	10/08/15	10/08/17	1	*	4.50%	$0		$477	$477	$477
	Momar Diagne ## (interest rate includes deferred interest of 1%)	Term Loan	05/12/14	05/12/19	1	*	5.50%	$2		$466	$466	$466
	Adil Lone ##	Term Loan	09/10/15	09/10/17	1	*	4.25%	$0		$457	$457	$457
	Harold Torres ##	Term Loan	02/25/16	02/25/18	1	*	4.00%	$0		$454	$454	$454
	Jasvinder Chhoker + Dam Singh	Term Loan	11/10/11	05/30/18	1	*	4.50%	$0		$453	$453	$453
	I&I Cab Corp ##	Term Loan	03/19/13	02/09/19	1	*	3.75%	$0		$449	$449	$449

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	M Irshad Chaudhry & Mhd Ramzan ## (interest rate includes deferred interest of 1.25%)	Term Loan	03/21/11	03/21/18	1	*	5.00%	$9		$446	$446	$446
	Eustache Romain ## &	Term Loan	02/26/13	04/06/18	1	*	4.50%	$0		$453	$442	$442
	Joseph Jean ##	Term Loan	03/14/12	02/10/18	1	*	4.50%	$0		$441	$441	$441
	Shubal C Ghose ##	Term Loan	03/20/15	03/20/19	1	*	4.50%	$0		$437	$437	$437
	W.B.L.S Taxi Inc ## (interest rate includes deferred interest of 1.75%)	Term Loan	08/09/12	01/01/19	1	*	5.00%	$7		$434	$434	$434
	Mohammad Azhar ##	Term Loan	02/24/14	02/24/18	1	*	4.50%	$0		$428	$428	$428
	Mokbul Choudhury ##	Term Loan	08/25/14	08/25/19	1	*	5.50%	$0		$402	$402	$402
	Verity Taxi Inc ##	Term Loan	02/08/13	02/08/18	1	*	3.60%	$0		$400	$400	$400
	Gustavo E Cabrejos ##	Term Loan	10/07/15	04/07/18	1	*	4.50%	$0		$398	$398	$398
	Dady Hamel ##	Term Loan	12/26/13	12/26/18	1	*	4.50%	$0		$395	$395	$395
	Santokh Bangay ##	Term Loan	12/10/12	05/23/18	1	*	4.50%	$0		$393	$393	$393
	Sweeney And Sweeney ## &	Term Loan	09/29/15	03/28/18	1	*	4.50%	$0		$391	$391	$391
	David Mashkabov ## &	Term Loan	10/26/11	10/24/17	1	*	4.00%	$0		$384	$384	$384
	Jacob Kuruvilla ##	Term Loan	11/11/09	12/05/17	1	*	3.75%	$0		$381	$381	$381
	Carlot Dalce ## &	Term Loan	07/09/13	07/09/18	1	*	4.75%	$0		$379	$379	$379
	L&A Tarafdar Taxi Inc {Annually-Prime plus 1.00%}	Term Loan	05/24/16	05/24/19	1	*	5.00%	$0		$370	$370	$371
	Daca Taxi Inc ##	Term Loan	06/07/17	06/07/19	1	*	5.50%	$0	$370	$367	$367	$369
	Pierre Jeune ## &	Term Loan	12/14/12	06/09/18	1	*	4.50%	$0		$367	$367	$367
	Melimajua Cab Corp ##	Term Loan	10/14/14	10/14/17	1	*	3.90%	$0		$367	$367	$367
	Gbcab LLC ## &	Term Loan	08/19/15	08/19/18	1	*	3.75%	$0		$647	$616	$362
	Rose And Jean Service LLC ## &	Term Loan	06/15/16	06/15/19	1	*	4.00%	$0		$552	$540	$362
	Gerardo Barrera ## & (interest rate includes deferred interest of 2.5%)	Term Loan	08/08/14	03/15/19	1	*	5.00%	$9		$641	$618	$361
	Frands Fequiere ## &	Term Loan	01/20/16	01/20/18	1	*	5.25%	$0		$461	$452	$361
	Ghotra & Ghotra LLC & (interest rate includes deferred interest of 2.5%)	Term Loan	12/19/13	12/19/17	1	*	5.00%	$16		$779	$748	$360
	Samiullah Zaman ## &	Term Loan	04/07/14	04/07/17	1	*	4.00%	$0		$729	$724	$360
	Samy Baddar ## & (interest rate includes deferred interest of 3%)	Term Loan	07/18/13	03/07/18	1	*	5.50%	$23		$711	$683	$360
	Carmay Latendresse ## & (interest rate includes deferred interest of 2.5%)	Term Loan	05/19/14	11/09/17	1	*	5.00%	$16		$699	$674	$360
	Anwar Khalifa ## &	Term Loan	08/07/14	08/07/17	1	*	4.50%	$0		$644	$644	$360
	Balwinder Singh ## &	Term Loan	10/02/15	10/02/18	1	*	4.50%	$0		$641	$641	$360
	Joseph Paul Desir ## & (interest rate includes deferred interest of 2.5%)	Term Loan	07/28/14	08/30/19	1	*	5.00%	$18		$647	$626	$360
	Donald Singh ## & (interest rate includes deferred interest of 2.5%)	Term Loan	10/11/13	10/11/18	1	*	5.00%	$18		$622	$622	$360
	Marc C Bastien ## & (interest rate includes deferred interest of 1.5%)	Term Loan	04/11/13	05/24/18	1	*	5.50%	$13		$572	$570	$360
	Roudy Moliere &Jean B Letang ## &	Term Loan	01/15/16	01/15/18	1	*	5.00%	$0		$565	$563	$360
	Turgut Duman ## &	Term Loan	12/02/15	12/02/18	1	*	4.13%	$0		$567	$557	$360
	Erwich Chery &	Term Loan	09/29/14	09/27/17	1	*	4.25%	$0		$542	$523	$360
	Dominique Ismael ## & (interest rate includes deferred interest of 2%)	Term Loan	03/10/14	03/10/18	1	*	5.00%	$6		$529	$502	$360
	Louis A Alphonse ## &	Term Loan	02/21/13	02/18/19	1	*	4.50%	$0		$463	$457	$360
	Pierre Cadet ##	Term Loan	03/19/13	03/19/18	1	*	4.50%	$0		$360	$360	$360
	Gur & Dev Taxi LLC & (interest rate includes deferred interest of 2.5%)	Term Loan	02/18/14	09/25/18	1	*	5.00%	$20		$766	$766	$359
	Arman And Mehtab Padda Taxi Co ## & (interest rate includes deferred interest of 2.75%)	Term Loan	06/19/13	07/19/18	1	*	5.50%	$4		$781	$749	$359
	Haroon Sharif ## & (interest rate includes deferred interest of 2.5%)	Term Loan	05/21/13	05/18/18	1	*	5.00%	$26		$748	$748	$359
	Dhuri And Barnala Cab Corp ## &	Term Loan	06/03/13	06/03/16	1	*	3.80%	$0		$753	$747	$359
	Alika Awan Trans Corp ## &	Term Loan	09/04/13	09/04/16	1	*	3.85%	$0		$734	$734	$359
	Ghulam Abbas ## & (interest rate includes deferred interest of 2.5%)	Term Loan	04/17/13	05/23/18	1	*	5.00%	$27		$733	$731	$359
	Gilberto Barrera ## & (interest rate includes deferred interest of 2.5%)	Term Loan	04/02/14	04/02/18	1	*	5.00%	$9		$728	$716	$359
	Binh Pham ## & (interest rate includes deferred interest of 2.75%)	Term Loan	04/23/14	05/26/18	1	*	5.50%	$7		$721	$706	$359
	Amr Aly Shafshak &	Term Loan	11/04/13	06/26/17	1	*	4.25%	$0		$707	$698	$359
	Atef A Khalil & (interest rate includes deferred interest of 2.5%)	Term Loan	07/09/14	12/25/18	1	*	5.00%	$14		$695	$679	$359
	Kawarjeet Singh & Maan Singh ## &	Term Loan	05/15/13	12/08/17	1	*	4.00%	$0		$665	$665	$359
	Leo P. Roland ## &	Term Loan	12/03/13	12/03/16	1	*	3.75%	$0		$667	$655	$359
	Yvon Louissaint ## &	Term Loan	02/20/14	02/20/17	1	*	3.88%	$0		$648	$644	$359

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Strivers Way Inc ## &	Term Loan	12/17/13	12/17/16	1	*	3.85%	$0		$666	$636	$359
	Preslert Louis ## & (interest rate includes deferred interest of 1.5%)	Term Loan	05/30/13	05/30/18	1	*	5.00%	$13		$634	$634	$359
	Alexander Vizueta ## & (interest rate includes deferred interest of 2.5%)	Term Loan	04/01/14	09/01/17	1	*	5.00%	$17		$627	$626	$359
	Brunet Lucas ## & (interest rate includes deferred interest of 3.25%)	Term Loan	06/06/13	06/06/18	1	*	5.00%	$27		$624	$622	$359
	Shahdad Bhatti Cab Corp ## & (interest rate includes deferred interest of 2.5%)	Term Loan	08/18/14	01/01/18	1	*	5.00%	$12		$624	$621	$359
	Joseph L Flovel ## & (interest rate includes deferred interest of 2.5%)	Term Loan	10/31/13	10/30/17	1	*	5.00%	$15		$612	$612	$359
	Spyridon Tzorzis ## & (interest rate includes deferred interest of 2.5%)	Term Loan	07/10/13	07/12/17	1	*	5.00%	$18		$592	$592	$359
	Mian Cab Corp ## &	Term Loan	01/21/14	01/21/17	1	*	4.00%	$0		$590	$590	$359
	Guivarch Thimothe &	Term Loan	09/19/12	09/07/17	1	*	4.75%	$0		$587	$587	$359
	Joseph W Charles &	Term Loan	05/27/14	05/27/17	1	*	3.70%	$0		$579	$579	$359
	Manuel F Pena ## & (interest rate includes deferred interest of 3%)	Term Loan	11/26/13	10/26/17	1	*	5.00%	$16		$561	$561	$359
	Guy Merisier ## &	Term Loan	07/25/14	07/25/17	1	*	4.13%	$0		$568	$550	$359
	Alexander A Malamud ## &	Term Loan	02/28/13	02/26/18	1	*	4.00%	$0		$544	$544	$359
	Eli Parada ## &	Term Loan	11/27/13	11/27/16	1	*	3.65%	$0		$538	$538	$359
	Tamimu Aliu ## &	Term Loan	05/28/13	05/28/16	1	*	4.25%	$0		$534	$534	$359
	Frantz Louhis & Joseph Paul ## &	Term Loan	06/08/12	06/08/17	1	*	4.50%	$0		$488	$488	$359
	Ahmed Elsayed ## &	Term Loan	11/22/13	11/22/16	1	*	3.50%	$0		$469	$469	$359
	Rahul Amin ## &	Term Loan	06/11/14	06/26/17	1	*	3.63%	$0		$422	$422	$359
	Lelio Bresier & Jeanne Bresier ## & (interest rate includes deferred interest of 2.5%)	Term Loan	03/06/13	05/15/18	1	*	5.00%	$4		$413	$403	$359
	Avner Ben-Levy ## &	Term Loan	05/29/12	05/28/17	1	*	4.25%	$0		$483	$453	$358
	Bucur Express Cab Corp ##	Term Loan	06/07/17	06/07/19	1	*	5.50%	$0	$356	$353	$353	$355
	Yberto Santana ##	Term Loan	02/27/14	02/22/19	1	*	4.50%	$0		$354	$354	$354
	Shah M Rahman ##	Term Loan	11/25/13	11/25/17	1	*	4.50%	$0		$349	$349	$349
	Eduard Neyman	Term Loan	05/24/13	05/24/20	1	*	4.00%	$0		$345	$345	$346
	Anthony Okyere Duah ##	Term Loan	07/14/17	01/14/20	1	*	5.50%	$0	$346	$344	$344	$346
	Chuhar Singh ##	Term Loan	06/06/13	06/15/18	1	*	4.25%	$0		$345	$345	$345
	Serge Bonny ##	Term Loan	03/11/13	03/14/18	1	*	4.50%	$0		$341	$341	$341
	Double Cab Corp ##	Term Loan	09/15/17	09/15/19	1	*	5.50%	$0	$331	$331	$331	$333
	Malkit Singh ##	Term Loan	07/16/15	01/16/18	1	*	4.50%	$0		$318	$318	$318
	Essa & Soliman Transit Inc ##	Term Loan	04/19/13	03/08/18	1	*	4.75%	$0		$310	$310	$310
	Rehmet Khan ##	Term Loan	03/11/15	03/08/19	1	*	4.50%	$0		$309	$309	$309
	Eugenio & Ayodele Trans Corp & (interest rate includes deferred interest of 2.5%)	Term Loan	09/26/13	03/28/19	1	*	5.00%	$9		$663	$645	$306
	Surjit Singh ##	Term Loan	10/25/13	10/25/18	1	*	3.80%	$0		$305	$305	$306
	Senoz Cab Corp &	Term Loan	05/23/14	05/23/17	1	*	3.00%	$0		$748	$719	$305
	Amr & Rina Taxi Inc &	Term Loan	07/15/13	06/26/16	1	*	4.25%	$0		$667	$667	$305
	Gilzian Enterprise LLC ## &	Term Loan	05/22/14	05/22/17	1	*	3.88%	$0		$656	$656	$305
	Anmol Usa LLC ## &	Term Loan	10/01/14	09/26/17	1	*	3.75%	$0		$575	$575	$305
	Georges Desrosiers ## &	Term Loan	07/23/14	07/23/17	1	*	4.50%	$0		$303	$303	$303
	Bj Cab Corp/Note 1 Of 2 {Annually-Prime plus 1.00%}	Term Loan	06/12/13	09/12/19	1	*	5.25%	$0		$293	$293	$293
	Bj Cab Corp/Note 2 Of 2 {Annually-Prime plus 1.00%}	Term Loan	06/12/13	09/12/19	1	*	5.25%	$0		$293	$293	$293
	Jasvir Singh	Term Loan	11/27/12	11/27/22	1	*	4.25%	$0		$289	$289	$292
	Sincere Cab Corp ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$289	$289	$287
	Joubert Toussaint ##	Term Loan	03/09/15	03/09/18	1	*	4.50%	$0		$287	$287	$287
	Macbak Trans Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$280	$280	$281
	Micdavid Hacking Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$279	$279	$280
	Musa Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$279	$279	$280
	Cleopatra Cab Corp ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	4.25%	$0		$278	$278	$278
	Crossbow Taxi Inc ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	4.25%	$0		$278	$278	$278
	King “D” Taxi Inc ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	4.25%	$0		$278	$278	$278
	King Verin Taxi Inc ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	4.25%	$0		$278	$278	$278
	Petia Cab Corporation ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	4.25%	$0		$278	$278	$278
	Aem Transportation Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$277	$277	$278
	Jean B Guerrier ## &	Term Loan	08/08/12	08/10/17	1	*	4.50%	$0		$268	$268	$268
	Kornos Taxi Inc ##	Term Loan	09/04/12	09/04/17	1	*	4.50%	$0		$265	$265	$265
	Elsayed A Hassan ##	Term Loan	11/28/11	11/21/17	1	*	4.25%	$0		$261	$261	$261
	Platform Taxi Service/Mbank	Term Loan	05/04/12	09/15/17	1	*	5.92%	$0		$253	$253	$253
	Zorro Taxi Inc ##	Term Loan	12/20/13	12/20/17	1	*	4.50%	$0		$247	$247	$247

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Kesef Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$246	$246	$246
	Mohammmed H Iqbal ##	Term Loan	09/14/12	03/11/18	1	*	4.50%	$0		$233	$233	$233
	Anba Taxi Inc ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$217	$217	$216
	Corsi Cab Corp ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$217	$217	$215
	Ede Service Corp ## &	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$209	$209	$209
	Daniel Victor ##	Term Loan	05/09/16	05/09/19	1	*	4.75%	$0		$205	$205	$206
	Birk Cab Corp/Note 1 ## & (interest rate includes deferred interest of 1.25%)	Term Loan	03/11/15	05/09/18	1	*	5.00%	$4		$357	$345	$195
	Lissade Aurelus ## {Annually-Prime plus 1.00%}	Term Loan	05/01/13	05/03/19	1	*	5.00%	$0		$185	$185	$185
	Jackie L Chaiken ##	Term Loan	09/20/16	03/26/18	1	*	4.25%	$0		$176	$176	$177
	Valeri Aminov—Note 1	Term Loan	02/25/15	02/25/18	1	*	4.25%	$0		$170	$170	$170
	Birk Cab Corp/Note 2 ## & (interest rate includes deferred interest of 1.25%)	Term Loan	03/11/15	05/09/18	1	*	5.00%	$2		$307	$295	$166
	Wai Tat Louie	Term Loan	05/07/15	05/25/20	1	*	5.00%	$0		$161	$161	$161
	Mohammad Ashraf Ali ##	Term Loan	01/17/12	01/09/18	1	*	4.00%	$0		$157	$157	$157
	Ede Service Corp/Mfun &	Term Loan	07/24/07	07/20/17	1	*	2.81%	$0		$151	$151	$151
	Wan Sang Lau & Mary Quan Lau ##	Term Loan	03/18/16	03/18/18	1	*	4.50%	$0		$141	$141	$142
	Jo & Dimi LLC ##	Term Loan	09/17/15	09/17/18	1	*	3.10%	$0		$140	$140	$141
	Yosi Transit Inc ## &	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$140	$140	$140
	Ny Diploma Taxi Co ## &	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$140	$140	$140
	Sofi Hacking Corp ##	Term Loan	05/11/15	05/11/18	1	*	4.00%	$0		$125	$125	$125
	Mk Multani/B Note	Term Loan	04/13/15	11/13/18	1	*	4.00%	$0		$125	$125	$125
	Joseph Bologna ## {Annually-Prime plus 1.00%}	Term Loan	10/06/10	09/29/19	1	*	5.25%	$0		$119	$119	$119
	Roman Fermin ##	Term Loan	08/09/13	07/29/18	1	*	4.75%	$0		$110	$110	$110
	Sunu Miah And M Jahangi/Mbnk (interest rate includes deferred interest of 2.25%)	Term Loan	05/12/14	08/15/18	1	*	5.25%	$0		$108	$108	$108
	Ny Diploma Taxi Corp/Mfun &	Term Loan	07/24/07	07/20/17	1	*	2.81%	$0		$101	$101	$101
	Valeri Aminov—Note 1	Term Loan	02/25/15	02/25/18	1	*	4.25%	$0		$96	$96	$96
	Jaswinder Singh/Note B (interest rate includes deferred interest of 2%)	Term Loan	04/27/16	04/27/18	1	*	4.50%	$2		$84	$84	$85
	D&P Baidwan LLC/Mbnk (interest rate includes deferred interest of 5.358%)	Term Loan	05/20/14	05/20/18	1	*	10.72%	$0		$84	$84	$84
	Nicolae Blidariu	Term Loan	02/29/08	02/28/23	1	*	6.50%	$0		$78	$78	$78
	1212 Taxi LLC (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$9	$750	$75	$75	$77
	Y Joey Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$5	$400	$74	$74	$76
	Pj Moe LLC/Mbnk & (interest rate includes deferred interest of 5.55%)	Term Loan	07/08/14	07/08/18	1	*	11.10%	$0		$74	$74	$74
	Bu Taxi LLC/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$0	$75	$74	$74	$74
	Kero Taxi Corp/Mbnk	Term Loan	05/30/14	11/30/18	1	*	10.25%	$0		$74	$74	$74
	Jean Pierre Trans Inc	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$70	$70	$70
	Ede Service Corp &	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$69	$69	$69
	Abdul H Abid ##	Term Loan	04/24/14	04/24/19	1	*	4.00%	$0		$63	$63	$64
	Davinder Singh/Mbnk (interest rate includes deferred interest of 7.118%)	Term Loan	04/23/14	04/20/18	1	*	13.04%	$0		$60	$60	$60
	Tyme Cab Corp &	Term Loan	06/26/14	06/26/17	1	*	3.60%	$0		$60	$60	$60
	Y Mommy Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$0	$60	$59	$59	$59
	Mode Service Corp	Term Loan	06/02/11	06/01/21	1	*	6.00%	$0		$59	$59	$59
	Chahal & Nahal LLC (interest rate includes deferred interest of 4.165%)	Term Loan	04/21/14	04/21/18	1	*	8.33%	$0		$57	$57	$57
	Ruckman Hacking Corp {Annually-Prime plus .25%}	Term Loan	08/30/13	03/01/19	1	*	4.00%	$0		$56	$56	$56
	Sonnet Service Co Inc {Annually-Prime plus .25%}	Term Loan	08/30/13	03/01/19	1	*	4.00%	$0		$56	$56	$56
	Goodspeed Transit Inc {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.75%	$0		$55	$55	$55
	Eddy Joseph	Term Loan	02/02/15	02/02/22	1	*	5.00%	$0		$54	$54	$55
	Y Daddy Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$53	$53	$53
	Granny Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$51	$51	$52
	Cora Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$51	$51	$51
	M.Y. Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$12	$960	$49	$49	$51
	Network Agami Cab Corp (interest rate includes deferred interest of 1%) {Annually-Prime minus .175%}	Term Loan	02/27/13	05/01/19	1	*	4.25%	$4		$47	$47	$47

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Ptah Cab Corp (interest rate includes deferred interest of 1%) {Annually-Prime minus .175%}	Term Loan	03/12/14	05/01/19	1	*	4.25%	$4		$47	$47	$47
	Salih Boncukcu/Mbnk	Term Loan	06/18/14	12/18/19	1	*	13.50%	$0		$47	$47	$47
	Ny Diploma Taxi Co &	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$46	$46	$46
	William G Ward ##	Term Loan	04/29/13	04/26/21	1	*	4.50%	$0		$46	$46	$46
	Jagjit Singh/Mbnk	Term Loan	02/14/14	02/09/18	1	*	4.26%	$0		$45	$45	$45
	Orbit Agami Cab LLC {Annually-Prime minus .25%}	Term Loan	11/05/10	10/01/19	1	*	4.00%	$0		$44	$44	$44
	Justin Hacking Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.75%	$0		$43	$43	$43
	Soho Cab Corp &	Term Loan	02/11/14	08/27/18	1	*	3.00%	$0		$120	$58	$36
	N&A Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$30	$30	$30
	S&M Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$30	$30	$30
	Y Meir Taxi Inc/Mbnk (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$30	$30	$30
	Y Michal Taxi Inc/Mbnk (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$30	$30	$30
	Y Mati Taxi Inc/Mbnk (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$30	$30	$30
	M.M.Y Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$10		$30	$30	$30
	Yme Transit Inc {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.75%	$0		$29	$29	$29
	Boris Ushman ##	Term Loan	05/21/03	02/17/18	1	*	5.75%	$0		$29	$29	$29
	Alexander Vizueta &	Term Loan	09/12/16	03/12/20	1	*	5.00%	$0		$27	$27	$29
	Fido Cab Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.75%	$0		$25	$25	$25
	M&J Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$5	$422	$22	$22	$24
	Maya Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$5	$422	$22	$22	$24
	Mtr Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$5	$422	$22	$22	$24
	Neomi & Z Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$5	$422	$22	$22	$24
	Saba Moshe Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$5	$422	$22	$22	$24
	Bursa Cab Corp/Note 2	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$23	$23	$23
	Mry Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$22	$22	$22
	Ronen Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$22	$22	$22
	Bursa Cab Corp/Note 1	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$22	$22	$22
	Opera Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$21	$21	$21
	Munir Ahmed Sahi ##	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0		$20	$20	$21
	Sukhdev Singh & H Singh/B Note	Term Loan	07/13/16	07/13/20	1	*	5.00%	$0		$19	$19	$21
	Vosiem Hacking Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.75%	$0		$16	$16	$16
	Surlak Taxi LLC/Mbnk (interest rate includes deferred interest of 9.187%)	Term Loan	04/25/14	04/17/18	1	*	18.38%	$0		$15	$15	$15
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/19	1	*	4.25%	$0		$13	$13	$14
	Bj Cab Corp	Term Loan	02/27/15	02/26/19	1	*	5.00%	$0		$12	$12	$13
	Dominique Ismael &	Term Loan	09/17/15	09/17/18	1	*	5.00%	$0		$11	$11	$12
	Anastasios Tsiklidis	Term Loan	04/15/11	01/15/18	1	*	3.60%	$0		$10	$10	$10
	Jean M Venord/Mbank	Term Loan	04/10/17	04/10/22	1	*	9.25%	$0	$8	$8	$8	$8
	Norberto Cardona ##	Term Loan	03/30/12	11/02/17	1	*	5.50%	$0		$3	$3	$3
	Paros Taxi LLC &	Term Loan	03/28/14	08/27/18	1	*	3.00%	$0		$301	$231	$1
	Kos Taxi LLC &	Term Loan	03/28/14	08/27/18	1	*	3.00%	$0		$289	$225	$1
	Donald Singh &	Term Loan	10/08/15	10/08/18	1	*	6.00%	$0		$17	$17	$1
	Balwinder Singh &	Term Loan	02/19/14	02/07/19	1	*	5.25%	$0		$15	$15	$1
	Balwinder Singh &	Term Loan	10/02/15	10/02/18	1	*	6.00%	$0		$9	$9	$1
	Ilker Altaygil	Term Loan	11/23/15	11/20/17	1	*	5.00%	$0		$1	$1	$1
	Diin Taxi LLC/Mbnk &	Term Loan	12/27/16	06/27/18	1	*	0.00%	$0		$127	$119	$0
	Gni Taxi LLC &	Term Loan	06/09/14	05/15/17	1	*	6.50%	$0		$78	$78	$0
	Ramdas 4 Taxi LLC/Mbnk &	Term Loan	05/27/14	02/17/18	1	*	6.50%	$0		$80	$73	$0
	Rrc Express Corp/Mbnk &	Term Loan	05/14/14	05/14/17	1	*	8.71%	$0		$45	$45	$0
	Pakt Medallions LLC/Mbnk & (interest rate includes deferred interest of 6.75%)	Term Loan	08/26/14	06/02/18	1	*	13.50%	$0		$43	$42	$0
	Hshmul Taxi LLC/Mbnk &	Term Loan	03/17/14	05/31/19	1	*	6.50%	$0		$36	$35	$0
	Harold Torres ## &	Term Loan	10/01/13	11/01/17	1	*	4.00%	$0		$3	$3	$0

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Chicago					109	7%	4.81%	$189	$0	$36,382	$35,675	$19,369
	Sweetgrass Peach &Chadwick Cap ## (interest rate includes deferred interest of 1%)	Term Loan	08/28/12	02/24/18	1	*	6.00%	$32		$1,403	$1,403	$1,403
	Harriet C Inc ## & (interest rate includes deferred interest of 2.75%)	Term Loan	10/19/12	10/17/18	1	*	5.25%	$23		$862	$862	$862
	Regal Cab Company Et Al ## &	Term Loan	08/29/13	08/27/18	1	*	5.00%	$0		$1,320	$1,320	$815
	Carol Of Illinois Enterprises	Term Loan	09/19/14	09/19/17	1	*	5.00%	$0		$646	$646	$646
	Chicago Medallion Four LLC ## & (interest rate includes deferred interest of .75%)	Term Loan	12/02/11	12/02/16	1	*	3.75%	$12		$764	$748	$582
	Chicago Medallion One LLC ## & (interest rate includes deferred interest of .75%)	Term Loan	12/02/11	12/02/16	1	*	3.75%	$13		$764	$748	$582
	Chicago Medallion Three LLC ## & (interest rate includes deferred interest of .75%)	Term Loan	12/02/11	12/02/16	1	*	3.75%	$13		$764	$748	$582
	Chicago Medallion Two LLC ## & (interest rate includes deferred interest of .75%)	Term Loan	12/02/11	12/02/16	1	*	3.75%	$13		$764	$748	$582
	Chicago Medallion Nine LLC ## &	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$1,233	$1,225	$465
	Moo Moo Cab Co ## {Annually-Prime plus 2.00%}	Term Loan	08/14/13	08/04/19	1	*	6.25%	$0		$422	$422	$422
	Blue Valentine Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	6.00%	$0		$413	$413	$413
	Tumblin Dice Taxi Inc {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	6.00%	$0		$412	$412	$412
	Musanour Cab Inc ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$412	$412	$412
	Blue Eyes Cab Corp ## & {Annually-Prime}	Term Loan	12/22/15	12/22/20	1	*	3.75%	$0		$1,183	$1,181	$350
	Lucky Seven Chicago One Inc ## & {Annually-Prime}	Term Loan	12/22/15	12/22/20	1	*	3.75%	$0		$1,183	$1,181	$350
	Ray Cab Company &	Term Loan	07/22/15	07/22/18	1	*	5.50%	$0		$756	$751	$350
	Rahwa & Bros Cab Co, Et Al ## &	Term Loan	04/11/14	04/11/19	1	*	5.00%	$0		$695	$650	$350
	Michael Two Cab Corp ## &	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$955	$955	$349
	Met Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$576	$576	$349
	Lmb Taxi Iv Inc ## &	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$796	$796	$291
	Lmb Taxi V Inc ## &	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$796	$796	$291
	N And M Valdof Hacking Corp ## &	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$515	$515	$291
	Dell Cab Corp ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$480	$480	$291
	Cozy Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$480	$475	$291
	Mike Taxi Corp ## &	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$466	$466	$291
	Natasha Transportation Inc ## &	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$466	$466	$291
	Natalia Taxi Corp ## &	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$465	$465	$291
	Little Wing Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	6.00%	$0		$277	$277	$277
	American Buffalo Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	6.00%	$0		$276	$276	$276
	Valasia Cab Co ##	Term Loan	01/18/12	01/18/18	1	*	5.00%	$0		$239	$239	$239
	Santorini Five Cab Corp ## & (interest rate includes deferred interest of 1.5%)	Term Loan	05/09/13	08/27/18	1	*	3.50%	$6		$705	$678	$233
	Santorini Six Cab Corp ## & (interest rate includes deferred interest of 1.5%)	Term Loan	05/09/13	08/27/18	1	*	3.50%	$6		$705	$678	$233
	Santorini Four Cab Corp ## & (interest rate includes deferred interest of 1.5%)	Term Loan	05/09/13	08/27/18	1	*	3.50%	$6		$705	$678	$233
	Tribeca Two Cab Corp ## & (interest rate includes deferred interest of 1.5%)	Term Loan	05/09/13	08/27/18	1	*	3.50%	$6		$705	$678	$233
	Chicago Medallion Seven LLC ## &	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$616	$613	$233
	Glti Cab Corp &	Term Loan	03/10/15	03/10/18	1	*	5.00%	$0		$210	$210	$210
	Aniba Management & Services In ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$204	$204	$204
	Showcase Sports Management Cor ##	Term Loan	01/22/10	03/11/18	1	*	5.50%	$0		$192	$192	$192
	Kayla Hacking Corp ## &	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$478	$478	$175
	Mikhalia Cabs Nine Inc ## &	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$478	$478	$175
	Dome Cab Corp ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$288	$288	$175
	Adi Express Inc ## &	Term Loan	09/21/12	09/21/17	1	*	5.75%	$0		$146	$146	$146
	Myrtos Cab Corp &	Term Loan	03/25/15	03/25/19	1	*	4.25%	$0		$354	$340	$118
	Taxi For Less Inc &	Term Loan	09/19/14	03/31/17	1	*	2.00%	$0		$389	$373	$117
	Coffee Taxi LLC ## & (interest rate includes deferred interest of 1.5%)	Term Loan	10/10/13	08/27/18	1	*	3.50%	$4		$441	$420	$116
	Jiffy Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$192	$185	$116
	Addis Flower Taxi Cab Service	Term Loan	02/27/14	02/27/19	1	*	5.50%	$0		$101	$101	$102
	Bedford Cab Two Corp {Annually-Prime plus .75%}	Term Loan	07/30/10	03/11/19	1	*	4.50%	$0		$101	$101	$101
	Paik Cab Co	Term Loan	05/30/14	05/30/19	1	*	5.00%	$0		$99	$99	$100
	Asmara Cab Company ##	Term Loan	12/01/11	12/29/19	1	*	5.25%	$0		$94	$94	$94
	Imc Cab Corp {Annually-Prime plus .75%}	Term Loan	08/27/10	03/11/19	1	*	4.50%	$0		$87	$87	$87
	Tigray Cab Inc &	Term Loan	03/28/13	03/28/18	1	*	5.50%	$0		$75	$75	$76

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Measho Cab Corp &	Term Loan	08/08/16	08/08/19	1	*	5.00%	$0		$74	$74	$75
	Karbala Express Inc ## &	Term Loan	02/26/13	05/26/16	1	*	5.00%	$0		$237	$237	$60
	Nour Enterprise Inc ## &	Term Loan	09/16/13	09/16/18	1	*	5.75%	$0		$211	$211	$60
	Moses J Frank &	Term Loan	04/26/13	04/26/18	1	*	7.00%	$0		$100	$91	$60
	Tyrone Henderson &	Term Loan	03/12/14	07/27/18	1	*	6.50%	$0		$79	$79	$60
	Nakfa Corp ## &	Term Loan	06/17/13	06/17/18	1	*	4.88%	$0		$225	$224	$59
	Adom Enterprise, Inc ## &	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$227	$224	$59
	Shere Corp ## &	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$227	$223	$59
	Tahoora Transportation Inc. ## &	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$227	$223	$59
	Zeyrefda Inc ## &	Term Loan	05/17/13	05/17/18	1	*	5.50%	$0		$226	$222	$59
	Tekezze Inc &	Term Loan	12/11/13	12/11/18	1	*	5.00%	$0		$228	$221	$59
	Tad Taxi Co ## &	Term Loan	11/13/13	11/13/18	1	*	5.00%	$0		$228	$221	$59
	Interwoodex Inc ## &	Term Loan	11/07/13	11/07/18	1	*	5.00%	$0		$225	$221	$59
	Helen Habte Corp ## &	Term Loan	10/01/13	02/03/17	1	*	4.00%	$0		$229	$220	$59
	Alex Z Cab Corp &	Term Loan	04/22/13	04/22/18	1	*	5.50%	$0		$226	$217	$59
	Nike Yomi Inc ## &	Term Loan	08/06/13	08/06/18	1	*	5.25%	$0		$224	$212	$59
	Three Kids Corp &	Term Loan	04/15/13	04/15/18	1	*	5.50%	$0		$223	$209	$59
	Yenemekoya Inc ## &	Term Loan	06/28/13	06/28/18	1	*	5.25%	$0		$203	$200	$59
	Alkarim Chicago Inc ## &	Term Loan	11/27/13	11/27/18	1	*	5.50%	$0		$204	$196	$59
	Rahel Express Inc ## &	Term Loan	12/27/13	12/27/18	1	*	5.25%	$0		$187	$187	$59
	Life Cab Corp ## &	Term Loan	09/18/13	09/18/18	1	*	5.25%	$0		$182	$179	$59
	C Dortch Inc ## & (interest rate includes deferred interest of 1.5%)	Term Loan	12/04/13	08/27/18	1	*	3.50%	$2		$182	$175	$59
	Alem B Cab Inc ## &	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$160	$160	$59
	Naneffe Inc ## &	Term Loan	03/15/13	03/15/18	1	*	5.50%	$0		$164	$157	$59
	Grapevine Taxi LLC ## & (interest rate includes deferred interest of 1.5%)	Term Loan	10/10/13	08/27/18	1	*	3.50%	$1		$161	$154	$59
	Significant Trans Inc ## &	Term Loan	04/06/12	04/06/17	1	*	6.50%	$0		$139	$139	$59
	Wubshet Inc ## &	Term Loan	09/25/13	09/25/18	1	*	5.25%	$0		$141	$139	$59
	Jpg Cab Corp &	Term Loan	04/23/12	04/23/17	1	*	6.50%	$0		$128	$128	$59
	Sabina Cab Inc &	Term Loan	04/19/13	04/19/18	1	*	5.50%	$0		$128	$126	$59
	Antar Trans Inc &	Term Loan	01/17/14	01/17/19	1	*	5.00%	$0		$122	$122	$59
	Delina Cab Inc &	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$101	$101	$59
	Bashiru Habib &	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0		$98	$97	$59
	Les & Thera LLC &	Term Loan	05/08/13	05/08/17	1	*	5.25%	$0		$226	$226	$58
	Asmara Inc ## &	Term Loan	04/11/13	04/11/18	1	*	5.50%	$0		$217	$217	$58
	Pireas Taxi Corp ## &	Term Loan	06/07/13	06/07/16	1	*	4.50%	$0		$188	$185	$58
	Kalib 2010 Inc ## &	Term Loan	07/16/13	07/16/17	1	*	5.50%	$0		$164	$164	$58
	Semhar Corp ## &	Term Loan	01/31/12	01/31/17	1	*	5.50%	$0		$141	$141	$58
	Yemi Taxi Corp ## &	Term Loan	08/01/13	08/01/18	1	*	5.25%	$0		$69	$69	$58
	Annabelle Cab Corporation ## &	Term Loan	02/14/14	03/12/16	1	*	0.00%	$0		$58	$58	$58
	Sny Cab Inc ##	Term Loan	12/14/11	12/28/19	1	*	4.50%	$0		$22	$22	$22
	Ali Taxi Corp ##	Term Loan	08/13/13	08/13/18	1	*	5.25%	$0		$21	$21	$21
	Top Cab Corp	Term Loan	05/14/15	05/14/19	1	*	4.25%	$0		$18	$18	$19
	Ade Taxi Corp	Term Loan	12/08/14	12/08/19	1	*	5.50%	$0		$16	$16	$17
	Top Cab Corp &	Term Loan	02/24/15	02/24/19	1	*	4.25%	$0		$17	$15	$16
	Hudson Cab Corp & (interest rate includes deferred interest of 1.5%)	Term Loan	05/22/14	08/27/18	1	*	3.50%	$9		$87	$50	$15
	Oia Cab Corp & (interest rate includes deferred interest of 1.5%)	Term Loan	08/01/14	08/27/18	1	*	3.50%	$9		$89	$44	$13
	Tribeca Three Cab Corp & (interest rate includes deferred interest of 1.5%)	Term Loan	05/22/14	08/27/18	1	*	3.50%	$7		$70	$40	$12
	Santorini Two Cab Corp & (interest rate includes deferred interest of 1.5%)	Term Loan	08/01/14	08/27/18	1	*	3.50%	$7		$71	$36	$11
	Stny Taxi Corp & (interest rate includes deferred interest of 1.5%)	Term Loan	08/01/14	08/27/18	1	*	3.50%	$7		$71	$33	$10
	Greenwich Cab Corp & (interest rate includes deferred interest of 1.5%)	Term Loan	05/22/14	08/27/18	1	*	3.50%	$5		$54	$29	$9
	Any Cab Two Corp & (interest rate includes deferred interest of 1.5%)	Term Loan	05/22/14	08/27/18	1	*	3.50%	$4		$35	$20	$6
	St Petersburg Taxi LLC & (interest rate includes deferred interest of 1.5%)	Term Loan	05/22/14	08/27/18	1	*	3.50%	$4		$35	$20	$6
	Francis King Boat Inc	Term Loan	04/17/13	04/17/18	1	*	5.50%	$0		$5	$5	$6
	Patriot Trans Et Al & (interest rate includes deferred interest of 5.25%)	Term Loan	03/17/15	03/31/17	1	*	8.00%	$0		$799	$765	$2
	Patriot Trans Inc &	Term Loan	05/09/16	05/09/18	1	*	0.00%	$0		$20	$20	$2
	Taxi For Less Inc &	Term Loan	05/09/16	05/09/18	1	*	0.00%	$0		$10	$10	$2
	Bashiru Habib/B Note &	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0		$15	$14	$1

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Newark					110	8%	5.31%	$1	$729	$22,523	$22,484	$21,963
	Viergella Inc ##	Term Loan	02/20/14	02/20/18	1	*	4.75%	$0		$1,287	$1,287	$1,287
	Rachel LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$672	$672	$672
	Cherubin Vincent &	Term Loan	01/23/14	01/23/18	1	*	5.25%	$0		$607	$607	$607
	K And N Taxi LLC	Term Loan	09/26/13	09/26/19	1	*	5.25%	$0		$593	$593	$593
	A.M.E. Transit Limited Liabili ## &	Term Loan	01/10/13	01/10/18	1	*	5.25%	$0		$550	$550	$392
	Briana Taxi LLC	Term Loan	01/23/14	01/23/18	1	*	5.00%	$0		$334	$334	$334
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.90%	$0		$307	$307	$308
	Mr. Milcent & Sons, LLC ##	Term Loan	04/24/14	04/24/20	1	*	5.00%	$0		$291	$291	$290
	Two Daughters Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	5.25%	$0		$290	$290	$290
	Owned By Mr Vincent LLC	Term Loan	01/10/13	01/10/19	1	*	5.25%	$0		$276	$276	$275
	1 Hope LLC	Term Loan	09/26/13	09/26/17	1	*	5.50%	$0		$275	$275	$275
	Clair 282 LLC ##	Term Loan	09/12/13	09/12/17	1	*	5.00%	$0		$272	$272	$272
	Romise Taxi LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$272	$272	$272
	Lagrande Taxi Corp ##	Term Loan	02/14/13	02/14/19	1	*	5.50%	$0		$272	$272	$271
	B Gene And Fil LLC	Term Loan	01/10/13	01/10/20	1	*	5.25%	$0		$270	$270	$269
	Angel Taxi LLC &	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$265	$265	$265
	Carvin Taxi Inc ##	Term Loan	12/12/13	12/12/18	1	*	5.00%	$0		$265	$265	$265
	Cmgv #2 Taxi Inc ##	Term Loan	12/12/13	12/12/18	1	*	5.00%	$0		$265	$265	$265
	Dern #2 Taxi Inc ##	Term Loan	12/12/13	12/12/18	1	*	5.00%	$0		$265	$265	$265
	Center Taxi LLC ##	Term Loan	08/15/13	08/15/19	1	*	5.50%	$0		$260	$260	$260
	Jovin Taxi Inc ##	Term Loan	01/10/13	01/10/20	1	*	5.00%	$0		$254	$254	$253
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$249	$249	$249
	Magdala Corp ## &	Term Loan	08/16/13	08/16/17	1	*	5.25%	$0		$246	$246	$246
	Maitre Joa LLC	Term Loan	09/12/13	09/12/17	1	*	5.25%	$0		$241	$241	$241
	Simone Francois ##	Term Loan	04/25/13	04/25/20	1	*	5.75%	$0		$240	$240	$239
	Mike 22, Limited Liability Com	Term Loan	06/11/15	06/11/18	1	*	5.50%	$0		$233	$233	$233
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$232	$232	$232
	Holy Family Trans Inc	Term Loan	04/16/15	04/16/19	1	*	5.00%	$0		$231	$231	$231
	Peter Doe	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$228	$228	$229
	D,D Trans Inc	Term Loan	09/18/14	09/18/18	1	*	4.75%	$0		$226	$226	$226
	Nahla Taxi Inc ##	Term Loan	04/24/14	04/24/18	1	*	5.50%	$0		$224	$224	$224
	Three Sons 2 Taxi Inc ##	Term Loan	05/09/13	11/09/19	1	*	6.00%	$0		$222	$222	$221
	St Abraam Corp	Term Loan	04/25/13	04/22/18	1	*	5.00%	$0		$221	$221	$221
	Rowfida Incorporated ##	Term Loan	12/12/13	12/12/17	1	*	4.75%	$0		$219	$219	$219
	Luckner Etienne ##	Term Loan	10/25/12	10/25/19	1	*	5.50%	$0		$212	$212	$212
	T-Bozo Trans LLC & (interest rate includes deferred interest of 1.5%)	Term Loan	04/25/13	04/25/19	1	*	6.25%	$1		$209	$209	$208
	Laboule LLC &	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$225	$208	$208
	Sonson Taxi Inc ##	Term Loan	10/25/12	10/25/17	1	*	5.50%	$0		$208	$208	$208
	Dupe Taxi LLC	Term Loan	12/10/15	12/10/19	1	*	5.50%	$0		$207	$207	$208
	Kesh & Kelo LLC ##	Term Loan	04/25/13	04/25/19	1	*	5.50%	$0		$208	$208	$207
	Anasta.S. Taxi LLC	Term Loan	04/25/13	04/25/20	1	*	5.75%	$0		$204	$204	$203
	Semsema Trans Corporation	Term Loan	09/18/14	09/18/18	1	*	5.00%	$0		$201	$201	$201
	E H 88 Taxi Corp ##	Term Loan	06/12/14	06/12/19	1	*	5.50%	$0		$201	$201	$200
	Zoune Taxi #2 Inc ##	Term Loan	01/10/13	01/10/20	1	*	5.50%	$0		$199	$199	$198
	Ekny Fils-Aime ##	Term Loan	10/17/11	10/17/17	1	*	6.50%	$0		$197	$197	$197
	Airport Travel LLC &	Term Loan	01/23/14	01/23/19	1	*	5.00%	$0		$310	$305	$196
	Dorvilma LLC ## &	Term Loan	02/14/13	02/14/19	1	*	5.25%	$0		$273	$265	$196
	Philippe Taxi LLC &	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$235	$235	$196
	Timax 426 Inc &	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$224	$224	$196
	Les & Thera Transportation LLC &	Term Loan	07/12/13	07/12/18	1	*	5.50%	$0		$222	$220	$196
	Jacob And Jasmina Inc &	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$201	$201	$196
	Mpaul 596 LLC &	Term Loan	04/25/13	04/25/19	1	*	5.50%	$0		$204	$197	$196
	P.C. Taxi Corp &	Term Loan	06/13/13	12/13/18	1	*	6.00%	$0		$285	$285	$195
	La Belle Joulie LLC	Term Loan	04/14/16	04/14/20	1	*	6.00%	$0		$194	$194	$195
	Joseph And Jamar Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$194	$194	$194
	Pachou LLC	Term Loan	09/21/17	09/21/19	1	*	4.50%	$0	$192	$192	$192	$194
	Dmd Taxi LLC	Term Loan	09/26/13	09/26/17	1	*	4.75%	$0		$192	$192	$192
	Joseph And Alea LLC ##	Term Loan	02/23/15	02/23/19	1	*	5.25%	$0		$191	$191	$191
	O.P. Taxi LLC &	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$189	$189	$189
	Boss Carmel Taxi Inc ##	Term Loan	11/14/13	11/14/17	1	*	5.50%	$0		$189	$189	$189
	Chell 11 Corp	Term Loan	07/10/14	07/10/18	1	*	5.25%	$0		$185	$185	$185
	Jacob Joseph	Term Loan	04/25/13	04/25/19	1	*	5.50%	$0		$185	$185	$184
	Erick Fleuridor	Term Loan	07/19/12	06/11/19	1	*	5.75%	$0		$183	$183	$182
	Saintilia Charles	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$179	$179	$179
	Stany Inc	Term Loan	06/23/15	06/11/18	1	*	7.00%	$0		$179	$179	$179

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Clermise LLC	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$178	$178	$178
	Chavensky Cab Inc	Term Loan	12/12/13	12/12/17	1	*	5.00%	$0		$176	$176	$176
	M.K. Taxi Inc	Term Loan	01/23/14	01/23/18	1	*	4.50%	$0		$174	$174	$174
	Daniele Taxi LLC ##	Term Loan	05/15/14	05/15/18	1	*	5.75%	$0		$167	$167	$167
	S Gladys Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	6.00%	$0		$164	$164	$164
	Herve Dameus ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$164	$164	$164
	Nadia Philemon LLC	Term Loan	04/13/17	04/13/20	1	*	6.25%	$0	$163	$160	$160	$162
	Mfc Taxi Corp ##	Term Loan	09/20/11	09/19/19	1	*	6.50%	$0		$162	$162	$161
	Thomas Lahens &	Term Loan	07/11/13	07/11/17	1	*	4.90%	$0		$157	$157	$157
	Erick Fleuridor	Term Loan	10/25/12	10/25/19	1	*	5.50%	$0		$151	$151	$151
	Serge Previlon LLC	Term Loan	08/15/13	08/15/18	1	*	5.25%	$0		$149	$149	$149
	Micheline Luxeus ##	Term Loan	12/13/12	12/13/17	1	*	5.50%	$0		$148	$148	$148
	Cassandra & Joseph Sejour Inc	Term Loan	04/09/10	03/13/18	1	*	4.50%	$0		$146	$146	$146
	Just 8 Taxi #2 Inc ##	Term Loan	10/16/15	10/15/18	1	*	7.00%	$0		$138	$138	$138
	534 Taxi LLC	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$134	$134	$134
	A.N.T.K. LLC	Term Loan	04/25/13	04/25/18	1	*	5.50%	$0		$134	$134	$134
	Monise Lubintus	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$134	$134	$134
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.63%	$0		$122	$122	$123
	Antoines Dortin ##	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$118	$118	$118
	Charata Taxi Inc	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$118	$118	$118
	424 Taxi LLC	Term Loan	08/17/17	08/17/20	1	*	6.00%	$0	$115	$114	$114	$116
	Ahmad Taxi Inc	Term Loan	06/09/11	06/09/19	1	*	6.75%	$0		$114	$114	$113
	Forward Taxi Corp	Term Loan	05/18/17	05/18/20	1	*	6.00%	$0	$114	$111	$111	$112
	Pierre Family 084 LLC	Term Loan	07/12/13	07/12/19	1	*	5.50%	$0		$112	$112	$111
	Yves Frantz Philemon	Term Loan	12/11/14	12/11/18	1	*	4.75%	$0		$98	$98	$98
	Olga Morales	Term Loan	02/18/16	02/18/19	1	*	5.50%	$0		$96	$96	$97
	Don Taxi Inc/Mbnk	Term Loan	01/23/14	01/23/18	1	*	6.50%	$0		$93	$93	$93
	Charles K Agesilas &	Term Loan	08/14/14	08/14/21	1	*	6.50%	$0		$88	$88	$88
	Mr Clean Sdam Taxi LLC	Term Loan	06/11/15	06/11/18	1	*	6.50%	$0		$85	$85	$85
	R & Z Trans Service Inc	Term Loan	01/10/13	01/10/23	1	*	5.00%	$0		$77	$77	$78
	Alhayat Taxi Inc	Term Loan	02/14/13	02/07/20	1	*	6.00%	$0		$78	$78	$77
	Cosmos 2 Taxi Corporation ##	Term Loan	11/14/13	11/14/18	1	*	5.00%	$0		$75	$75	$76
	V And C Taxi LLC	Term Loan	05/18/17	05/18/19	1	*	5.25%	$0	$75	$73	$73	$74
	Hercule Jean-Baptiste	Term Loan	06/13/13	06/13/22	1	*	5.50%	$0		$74	$74	$73
	Mario P Jean-Louis ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$71	$71	$71
	Pola Trans Inc ##	Term Loan	08/17/17	08/17/20	1	*	5.75%	$0	$70	$70	$70	$71
	Gethsemane Inc	Term Loan	02/20/14	02/20/19	1	*	4.50%	$0		$67	$67	$68
	Praise The Lord Taxi Inc	Term Loan	05/14/15	05/14/25	1	*	6.00%	$0		$66	$66	$67
	Louibert Julien	Term Loan	06/18/14	06/16/21	1	*	5.50%	$0		$62	$62	$63
	0127 Incorporated ##	Term Loan	07/19/12	07/19/20	1	*	6.50%	$0		$62	$62	$62
	Gerald Jean-Louis ##	Term Loan	04/25/13	04/25/19	1	*	5.50%	$0		$62	$62	$61
	Ez Come Ez Go Inc	Term Loan	04/16/15	04/16/20	1	*	5.25%	$0		$60	$60	$60
	Reyes Okoroagu ##	Term Loan	11/14/13	11/14/17	1	*	4.75%	$0		$41	$41	$41
	Fraline Taxi Inc ##	Term Loan	09/18/14	09/18/19	1	*	5.50%	$0		$38	$38	$39
	Farar LLC ##	Term Loan	03/13/14	03/13/19	1	*	5.25%	$0		$11	$11	$12
Boston					61	7%	4.48%	$0	$316	$25,676	$25,373	$18,754
	Chidi Trans Inc &	Term Loan	11/17/14	03/25/16	1	*	5.50%	$0		$1,294	$1,293	$1,098
	Johnson Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$1,354	$1,332	$783
	Gabriel Trans Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$1,063	$1,062	$701
	Giorgio’S Cab Inc ##	Term Loan	09/04/15	08/30/19	1	*	4.25%	$0		$673	$673	$673
	Britney Cab Inc, Et Al &	Term Loan	05/18/15	06/09/18	1	*	2.75%	$0		$1,066	$1,007	$550
	Sasun Cab Inc &	Term Loan	02/20/13	02/01/19	1	*	4.25%	$0		$859	$859	$549
	Mish Inc ## &	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$830	$827	$549
	Arinze Trans Inc ## &	Term Loan	04/22/14	04/22/17	1	*	4.50%	$0		$652	$652	$549
	Southside Enterprises Inc ## &	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$830	$828	$548
	Arinze Trans Inc &	Term Loan	02/05/10	02/07/16	1	*	4.25%	$0		$576	$575	$548
	Chiso Trans Inc &	Term Loan	11/26/13	11/07/16	1	*	4.25%	$0		$812	$811	$509
	Ngozi Trans Inc. &	Term Loan	12/31/12	12/07/15	1	*	4.50%	$0		$621	$621	$467
	Memory Cab Company Inc ## &	Term Loan	01/14/11	01/14/17	1	*	4.13%	$0		$467	$467	$467
	Syed Cab Inc	Term Loan	02/27/15	04/27/18	1	*	4.00%	$0		$422	$422	$422
	Bailey Cab Inc	Term Loan	11/09/12	11/17/18	1	*	5.25%	$0		$406	$406	$406
	Beaudrin & Alexandra Taxi Inc &	Term Loan	09/20/16	09/20/19	1	*	3.90%	$0		$366	$366	$368
	Benito & Roseline Cab Inc ## &	Term Loan	09/09/15	09/15/18	1	*	4.00%	$0		$362	$362	$363
	H And H Taxi Inc ## &	Term Loan	10/11/13	09/11/19	1	*	4.75%	$0		$341	$341	$341
	Louis-Jacques Family Taxi Inc	Term Loan	06/02/17	06/02/19	1	*	3.75%	$0	$292	$290	$290	$292
	Shemarjamalie Cab Inc &	Term Loan	02/17/12	02/17/18	1	*	6.15%	$0		$281	$281	$281
	Baton Moise Cab Inc &	Term Loan	04/14/14	04/14/17	1	*	4.90%	$0		$529	$492	$277

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Promesse Cab Inc &	Term Loan	09/28/16	09/28/19	1	*	4.25%	$0		$337	$337	$277
	Ser-Vil Cab Inc &	Term Loan	03/28/14	03/22/17	1	*	4.63%	$0		$524	$481	$276
	Amazing Grace Cab Inc &	Term Loan	02/06/14	02/06/17	1	*	4.25%	$0		$478	$456	$276
	Tomorrow’S Tree Inc &	Term Loan	10/08/13	10/08/18	1	*	4.25%	$0		$436	$431	$276
	Farb Inc ## &	Term Loan	07/26/16	07/26/18	1	*	4.50%	$0		$406	$406	$276
	Ngozi Trans Inc. &	Term Loan	05/06/15	04/20/17	1	*	5.50%	$0		$337	$337	$276
	Oke Auguste Cab Inc &	Term Loan	01/31/14	01/31/18	1	*	4.00%	$0		$507	$495	$275
	Loren Cab Inc ## &	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0		$486	$481	$275
	S.P.B. Taxi Inc &	Term Loan	09/18/13	09/18/16	1	*	5.75%	$0		$488	$479	$275
	Saint Inc &	Term Loan	08/12/13	09/22/18	1	*	4.00%	$0		$486	$448	$275
	Joyful Ride Inc ## &	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$415	$415	$275
	Eldali Transportation Inc &	Term Loan	11/09/12	11/26/18	1	*	4.75%	$0		$407	$407	$275
	Djbell Love Inc ## &	Term Loan	09/27/12	09/27/17	1	*	5.00%	$0		$399	$397	$275
	God Is Able Inc ## &	Term Loan	02/11/14	02/11/17	1	*	4.00%	$0		$362	$358	$275
	Myra Inc &	Term Loan	08/12/13	08/12/16	1	*	5.75%	$0		$487	$477	$274
	God-Will Inc &	Term Loan	02/11/14	02/11/17	1	*	4.25%	$0		$485	$476	$274
	Good Time Cab Inc ## &	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0		$461	$459	$274
	Jason Cab Inc &	Term Loan	03/15/13	03/15/18	1	*	4.88%	$0		$458	$453	$274
	Ruth Cab Inc &	Term Loan	11/26/13	11/26/18	1	*	4.75%	$0		$426	$426	$274
	P&P Dumerant Corp &	Term Loan	10/25/13	10/25/18	1	*	5.00%	$0		$418	$414	$274
	Jv Taxi Inc &	Term Loan	10/24/14	01/24/18	1	*	5.25%	$0		$414	$410	$274
	Urzal Taxi Inc &	Term Loan	07/29/13	07/29/18	1	*	5.25%	$0		$296	$295	$274
	Jre Taxi Inc ## &	Term Loan	07/25/14	07/25/17	1	*	4.70%	$0		$267	$267	$268
	Louine Cab Inc &	Term Loan	09/29/15	09/29/17	1	*	5.25%	$0		$265	$265	$265
	Boband Cab Inc ##	Term Loan	11/06/12	03/10/19	1	*	4.25%	$0		$255	$255	$255
	Phatricksey Cab Inc ## &	Term Loan	07/14/11	07/14/17	1	*	5.25%	$0		$237	$237	$237
	Ngozi Trans Inc. &	Term Loan	12/31/12	12/31/16	1	*	4.50%	$0		$304	$303	$233
	Sarhad Coach Inc	Term Loan	07/23/13	05/25/19	1	*	4.50%	$0		$230	$230	$230
	Stanley & Rachelle Cab Inc &	Term Loan	05/23/11	05/23/17	1	*	4.25%	$0		$152	$152	$152
	Dabola Cab Inc ##	Term Loan	11/10/11	07/10/19	1	*	4.50%	$0		$147	$147	$147
	Kena Cab Inc	Term Loan	11/06/12	11/06/25	1	*	4.75%	$0		$58	$58	$58
	Promesse Cab Inc	Term Loan	09/28/16	09/28/21	1	*	4.50%	$0		$22	$22	$24
	Louis-Jacques Family Taxi/Nt B	Term Loan	06/02/17	06/02/22	1	*	4.50%	$0	$24	$22	$22	$24
	Beaudrin & Alexandra Taxi Inc	Term Loan	09/20/16	09/20/21	1	*	4.00%	$0		$17	$17	$19
	Benito & Roseline Cab Inc ##	Term Loan	09/09/15	09/09/18	1	*	4.00%	$0		$16	$16	$17
	Louine Cab Inc &	Term Loan	05/05/16	05/05/20	1	*	5.25%	$0		$15	$15	$17
	Jv Taxi Inc	Term Loan	04/14/15	04/14/19	1	*	6.00%	$0		$11	$11	$12
	Sunshine Cab Inc ##	Term Loan	06/12/07	06/12/18	1	*	5.00%	$0		$4	$4	$4
	Britney Cab Inc, Et Al &	Term Loan	12/09/16	06/09/18	1	*	0.00%	$0		$29	$29	$2
	Sasun Cab Inc &	Term Loan	02/20/13	02/20/19	1	*	4.50%	$0		$18	$18	$0
Cambridge					13	0%	4.47%	$0	$0	$4,436	$4,389	$1,265
	Gcf Taxi Inc &	Term Loan	10/08/13	10/08/18	1	*	4.00%	$0		$624	$624	$173
	Taxi Technology Inc ## &	Term Loan	12/11/13	12/29/17	1	*	5.00%	$0		$136	$136	$136
	Raad Taxi Inc ## &	Term Loan	05/30/14	05/30/17	1	*	4.50%	$0		$320	$312	$89
	Marcia And Everton Cab Inc &	Term Loan	12/15/15	12/15/16	1	*	3.75%	$0		$272	$269	$88
	Eureka Cab Inc &	Term Loan	07/01/14	07/01/17	1	*	4.25%	$0		$417	$417	$87
	Patrick Cab Inc And Saad Inc &	Term Loan	03/29/13	03/29/16	1	*	4.88%	$0		$397	$377	$87
	Lynn Maha Taxi Inc &	Term Loan	05/13/13	05/13/17	1	*	5.00%	$0		$364	$357	$87
	Hope-Lynn Cabworks Inc ## &	Term Loan	03/22/13	03/22/17	1	*	4.00%	$0		$356	$356	$87
	Sam Taxi Inc &	Term Loan	03/12/14	03/12/17	1	*	4.50%	$0		$323	$322	$87
	Mgf Taxi Inc &	Term Loan	05/06/11	05/06/17	1	*	4.00%	$0		$328	$328	$86
	Desdunes Cab Inc &	Term Loan	09/21/12	10/21/17	1	*	5.00%	$0		$326	$326	$86
	Drumman Trans Inc &	Term Loan	12/07/12	12/07/17	1	*	4.50%	$0		$307	$307	$86
	Walger Inc &	Term Loan	01/26/12	01/26/20	1	*	5.50%	$0		$266	$258	$86
Other					9	0%	7.24%	$0	$0	$963	$944	$552
	Alexandrite Taxi LLC &	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0		$181	$181	$182
	Chametz Taxi LLC &	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0		$121	$121	$122
	Tjp Inc ## &	Term Loan	01/03/14	01/03/17	1	*	4.75%	$0		$260	$260	$62
	Wiljean Marcelin &	Term Loan	08/21/13	09/01/23	1	*	6.75%	$0		$155	$148	$49
	Jean C Mathurin/Norcal &	Term Loan	01/15/13	02/01/18	1	*	8.50%	$0		$155	$144	$47
	Hantin Trans/Aventura Taxi &	Term Loan	06/16/10	06/16/17	1	*	8.25%	$0		$47	$47	$47
	Zelalem S. Alemu &	Term Loan	04/28/08	04/28/18	1	*	5.00%	$0		$28	$27	$27
	Elysse Corporation	Term Loan	09/10/10	11/01/19	1	*	9.00%	$0		$11	$11	$11
	Elzira & Luc Cab Inc.	Term Loan	08/17/10	02/17/18	1	*	8.25%	$0		$5	$5	$5

Total medallion loans ($219,977 pledged as collateral under borrowing arrangements)					661	79%	4.44%	$1,240	$8,086	$281,673	$279,189	$224,580

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2017

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Commercial Loans
Secured mezzanine (18% Minnesota, 14% North Carolina, 9% Oklahoma, 8% Ohio, 7% Texas, 7% Delaware
6% California, 5% Oregon, 5% Kansas, 5% North Dakota, 4% Pennsylvania, 4% Colorado, and 8% all other states) (2)
Manufacturing (37% of the total)		Innovative Metal, Inc. dba Southwest Data Products (interest rate includes PIK interest of 2%)	Term Loan	04/06/17	04/06/24	1	2%	14.00%	$0	$5,000	$5,000	$5,000	$4,979
		Stride Tool Holdings, LLC (interest rate includes PIK interest of 3%)	Term Loan	04/05/16	04/05/21	1	1%	15.00%	$185		$4,185	$4,185	$4,144
		AA Plush Holdings, LLC (interest rate includes PIK interest of 6%)	Term Loan	08/15/14	08/15/19	1	1%	14.00%	$345		$3,345	$3,345	$3,340
		Pinnacle Products International, Inc. (interest rate includes PIK interest of 17%)	Term Loan	10/09/15	10/09/20	1	1%	15.00%	$424		$3,224	$3,224	$3,224
		Liberty Paper Products Acquisition LLC (interest rate includes PIK interest of 2%)	Term Loan	06/09/16	06/09/21	1	1%	14.00%	$85		$3,086	$3,086	$3,086
		BB Opco, LLC d/b/a BreathableBaby, LLC (interest rate includes PIK interest of 3%)	Term Loan	08/01/14	08/01/19	1	1%	14.00%	$197		$2,698	$2,698	$2,700
		EGC Operating Company, LLC (interest rate includes PIK interest of 2%)	Term Loan	09/30/14	09/30/19	1	1%	15.00%	$53		$2,463	$2,463	$2,468
		American Cylinder, Inc. d/b/a All Safe (interest rate includes PIK interest of 7%)	Term Loan	07/03/13	09/30/18	1	1%	19.00%	$250		$1,750	$1,750	$1,750
		Tri-Tech Forensics, Inc. (interest rate includes PIK interest of 2%)	Term Loan	06/15/17	06/15/22	1	1%	14.00%	$0	$1,500	$1,500	$1,500	$1,500
		Orchard Holdings, Inc. &	Term Loan	03/10/99	03/31/10	1	*	13.00%	$0		$1,390	$1,390	$1,390
		Filter Holdings, Inc. (interest rate includes PIK interest of 2%)	Term Loan	05/05/17	05/05/22	1	*	14.00%	$0	$1,250	$1,250	$1,250	$1,250
		Quaker Bakery Brands, Inc.	Term Loan	03/28/17	03/28/22	1	*	10.00%	$0	$200	$200	$200	$200
	+	Waltek Acquisitions, Inc.	Term Loan	03/31/06	03/31/18	1	*	12.00%	$0		$7	$7	$7
	+	GAF Manufacturing, LLC &	Term Loan	03/06/14	03/06/19	1	*	14.00%	$0		$64	$64	$0
Professional, Scientific, and Technical Services (20% of the total)		Weather Decision Technologies, Inc. {One-time on 1/1/18 to 15%} (interest rate includes PIK interest of 9.00%)	Term Loan	12/11/15	12/11/20	1	1%	18.00%	$625		$4,125	$4,125	$4,117
		Northern Technologies, LLC (interest rate includes PIK interest of 1%)	Term Loan	01/29/16	01/29/23	1	1%	13.00%	$60		$3,660	$3,660	$3,660
		ADSCO Opco, LLC (interest rate includes PIK interest of 2%)	Term Loan	10/25/16	10/25/21	1	1%	13.00%	$69		$3,669	$3,669	$3,659
	+	DPIS Engineering, LLC	Term Loan	12/01/14	06/30/20	1	1%	12.00%	$0		$2,000	$2,000	$1,998
		J. R. Thompson Company LLC (interest rate includes PIK interest of 2%)	Term Loan	05/21/15	05/21/22	1	*	14.00%	$5		$1,319	$1,319	$1,319
		Portu-Sunberg Marketing LLC	Term Loan	10/21/16	03/21/22	1	*	12.00%	$0		$1,250	$1,250	$1,245
Arts, Entertainment, and Recreation (11% of the total)		RPAC Racing, LLC & (interest rate includes PIK interest of 10.00%)	Term Loan	11/19/10	03/30/20	1	2%	2.00%	$2,572		$5,611	$5,611	$5,611
		RPAC Racing LLC & (interest rate includes PIK interest of 9.90%)	Term Loan	06/22/16	03/31/20	1	1%	9.90%	$34		$2,034	$2,034	$2,034
		RPAC Racing LLC & (interest rate includes PIK interest of 9.90%)	Term Loan	09/14/16	03/31/20	1	*	9.90%	$0		$1,000	$1,000	$1,000
Information (10% of the total)		US Internet Corp.	Term Loan	03/14/17	03/14/22	1	1%	14.50%	$0	$5,650	$4,075	$4,075	$4,069
		US Internet Corp. (interest rate includes PIK interest of 17%)	Term Loan	03/14/17	03/14/22	1	*	19.00%	$99	$1,500	$1,099	$1,099	$1,099
		Centare Holdings, Inc. (interest rate includes PIK interest of 2%)	Term Loan	08/30/13	08/30/18	1	1%	14.00%	$0		$2,500	$2,500	$2,496
Wholesale Trade (6% of the total)	+	Classic Brands, LLC	Term Loan	01/08/16	04/30/23	1	1%	12.00%	$0		$2,880	$2,880	$2,880
		Harrell’s Car Wash Systems, Inc. (interest rate includes PIK interest of 3%)	Term Loan	07/03/17	09/03/22	1	1%	15.00%	$18	$2,000	$2,018	$2,018	$2,018
Mining, Quarrying, and Oil and Gas Extraction (5% of the total)		Green Diamond Performance Materials, Inc. (interest rate includes PIK interest of 4.6%)	Term Loan	09/08/17	09/08/24	1	1%	16.50%	$11	$4,000	$4,011	$4,011	$4,011
Transportation and Warehousing (5% of the total)		LLL Transport, Inc. (interest rate includes PIK interest of 3%)	Term Loan	10/23/15	04/23/21	1	1%	15.00%	$380		$3,880	$3,880	$3,878
Administrative and Support Services (4% of the total)		Staff One, Inc.	Term Loan	06/30/08	03/31/18	1	1%	3.00%	$0		$2,590	$2,590	$2,590
		Staff One, Inc. (interest rate includes PIK interest of 7%)	Term Loan	12/28/16	03/31/18	1	*	19.00%	$31		$588	$588	$588
		Staff One, Inc.	Term Loan	09/15/11	03/31/18	1	*	3.00%	$0		$279	$279	$279
Construction (2% of the total)		Highland Crossing-M, LLC	Term Loan	01/07/15	02/01/25	1	1%	11.50%	$0		$1,446	$1,446	$1,445

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Accommodation and Food Services (0% of the total)	Javier & David Restaurant Corp.	Term Loan	11/05/10	11/05/20	1	*	9.25%	$0		$267	$267		$267
	Star Concessions, Ltd. &	Term Loan	06/30/00	09/30/17	1	*	10.00%	$0		$254	$254		$59
	MultiRestaurants Concepts, Ltd. &	Term Loan	06/30/00	09/30/17	1	*	10.00%	$0		$430	$430		$53
Retail Trade (0% of the total)	Retail Concessions, Ltd. &	Term Loan	06/30/00	09/30/17	1	*	10.00%	$0		$43	$43		$36

Total secured mezzanine (2)					38	28%	13.02%	$5,443	$21,100	$81,190	$81,190		$80,449

Other secured commercial (53% New York, 42% New Jersey and 5% all other states)
Retail Trade (81% of the total)	Medallion Fine Art Inc (interest rate includes PIK interest of 12%)	Term Loan	12/17/12	12/17/17	1	*	12.00%	$2,868		$1,167	$1,167		$1,167
	La Conga Food Market Inc	Term Loan	12/23/15	12/09/18	1	*	7.00%	$0		$542	$542		$543
	Anthony Supermarket LLC	Term Loan	04/02/13	07/02/18	1	*	9.00%	$0		$101	$101		$100
	Drr Enterprises LLC &	Term Loan	10/28/08	10/17/18	1	*	10.50%	$0		$80	$61		$25
	Moderne Barn Wines&Spirits Inc	Term Loan	05/09/13	05/09/18	1	*	4.75%	$0		$24	$24		$24
	Don Marto Minimarket Corp &	Term Loan	03/03/15	03/03/20	1	*	9.00%	$0		$155	$140		$9
Accommodation and Food Services (14% of the total)	El Tropico Family Rest Ii LLC &	Term Loan	11/29/05	04/18/17	1	*	6.75%	$0		$271	$180		$180
	Bistro Caterers Corporation	Term Loan	07/25/13	07/25/18	1	*	9.00%	$0		$135	$135		$134
	El Mangu Sabroso Restaurant In &	Term Loan	06/06/14	09/06/19	1	*	9.00%	$0		$247	$238	-$	2
Transportation and Warehousing (3% of the total)	Tehran Properties Inc &	Term Loan	03/17/15	09/10/18	1	*	4.25%	$0		$75	$74		$75
Real Estate and Rental and Leasing (2% of the total)	Jude Odimegwu Et Al &	Term Loan	03/31/15	03/31/20	1	*	5.00%	$0		$69	$65		$56

Total Other Commercial Loans (2)					11	1%	9.51%	$2,868	$0	$2,866	$2,727		$2,311

Total commercial loans (2)					49	29%	12.91%	$8,311	$21,100	$84,056	$83,917		$82,760

Investment in Medallion Bank and other controlled subsidiaries
Commercial Banking	Medallion Bank **	100% of common stock	05/16/02	None	1	102%	0.00%	$0			$145,676		$290,657
NASCAR Race Team	Medallion MotorSports, LLC	75% of LLC units	11/24/10	None	1	2%	42.40%	$0			$2,820		$5,486
Art Dealer	Medallion Fine Art, Inc.	100% of common stock	12/03/12	None	1	2%	0.00%	$0			$1,798		$4,360
Loan Servicing	Medallion Servicing Corp.	100% of common stock	11/05/10	None	1	*	0.00%	$0			$131		$131
Professional Sports Team	LAX Group LLC	45% of membership interests	05/23/12	None	1	1%	0.00%	$0			$477		$3,227
Media	Medallion Taxi Media, Inc.	100% of common stock	01/01/17	None	1	*	0.00%	$0			$0		$0

Investment in Medallion Bank and other controlled subsidiaries, net					6	107%	0.83%	$0	$0	$0	$150,902		$303,861

Equity investments
Commercial Finance	Convergent Capital, Ltd **	7% of limited partnership interest	07/20/07	None	1	*	0.00%	$0			$1,272		$995
NASCAR Race Team	Rpac Racing LLC	1,000 shares of Series D	08/25/15	None	1	1%	0.00%	$0			$0		$1,431
Loan Servicing	Upgrade, Inc.	166,667 shares of Series A-1 preferred stock	09/30/16	None	1	1%	0.00%	$0			$250		$1,455
Employee Leasing Services	Staff One, Inc.	46.4% preferred stock	06/30/08	None	2	*	0.00%	$0			$472		$1,172
Weather Forecasting Services	Weather Decision Technologies, Inc.	2.2% preferred stock	12/11/15	None	1	*	0.00%	$0			$500		$500
Hand Tool Manufacturer	Stride Tool Holdings, LLC	7.14% of Series A-2 LLC units	04/05/16	None	1	*	0.00%	$0			$500		$500
Appliance Recycler #	Appliance Recycling Centers of America, Inc.	Less than 1%	09/10/98	None	1	*	0.00%	$0			$0		$16

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Services related to advertising	ADSCO Opco, LLC	7.9% of LLC units of Class A Series A-2	10/25/16	None	1	*	0.00%	$0			$400	$400
Envirnomental Consulting Services	Northern Technologies, LLC	8.27% of LLC units	01/29/2016, 12/5/16 & 6/12/17	None	1	*	0.00%	$0	$408		$408	$408
Paper Tapes Manufacturer	Liberty Paper Products Acquisition, LLC	100% of Series A preferred LLC units - 12% total	06/09/16	None	1	*	0.00%	$0			$350	$350
Machinery Manufacturer	Reel Power International, Inc.	2.65% of common stock	08/04/08	None	1	*	0.00%	$0			$318	$318
Stuffed Toy Manufacturer	AA Plush Holdings, LLC	1.6% LLC common units	08/15/14	None	1	*	0.00%	$0			$300	$300
Investment Castings	Tech Cast Holdings LLC	4.14% LLC units	12/12/14	12/12/19	1	*	0.00%	$0			$300	$300
Baby Sleep Products	BB Opco, LLC d/b/a BreathableBaby, LLC	3.6% LLC units	08/01/14	None	1	*	0.00%	$0			$250	$250
Marketing Services	Third Century JRT Inc.	13% common stock	05/21/15	None	1	*	0.00%	$0			$200	$200
	Portu-Sunberg Marketing LLC	Warrant for 2.85% of the outstanding stock	12/31/12	07/24/20	1	*	0.00%	$0			$0	$0
	Portu-Sunberg Marketing LLC	0.86% LLC units	10/19/16	None	1	*	0.00%	$0			$50	$50
Manufacture Space Heaters, etc.	Pinnacle Products International, Inc.	0.5% common stock	10/09/15	None	1	*	0.00%	$0			$135	$135
IT Services	Centare Holdings, Inc.	7.23% of common stock, 3.88% of preferred stock	08/30/13	None	1	*	0.00%	$0			$104	$104
Food Manufacturer	PACA Foods, LLC	Warrant for 8% of the outstanding stock	12/31/10	02/17/20	1	*	0.00%	$0			$0	$0
Shelving Manufacturer	Storflex Holdings, Inc.	Warrant for 1.7% of the outstanding stock	07/17/12	02/05/23	1	*	0.00%	$0			$0	$0
Engineering Design Service	DPIS Engineering LLC	Warrant for 180,000 Class C units	12/01/14	5th anniversary of note paid in full	1	*	0.00%	$0			$0	$0
Manufacturer of Pipe Fittings	GAF Acquisition LLC	Warrant for 2,041 shares of LLC units	03/06/14	5th anniversary of note paid in full	1	*	0.00%	$0			$0	$0
Surgical Supplies Manufacturer	Respiratory Technologies, Inc.	Warrant for 38,000 Common shares	04/25/12	5th anniversary of note paid in full	1	*	0.00%	$0			$0	$0
Precision Investment Casting (Foundry)	Waltek Acquisitions, Inc.	Warrants for 323 shares of Common Stock	3/31/06 and 1/29/10	5th anniversary of note paid in full	2	*	0.00%	$0			$0	$0
Hobbyists’ Supplies Merch. Wholesale	Classic Brand, LLC	Warrant for 300,000 Class A units	01/08/16	01/08/26	1	*	0.00%	$0			$0	$0
Sheet metal manufacturer	SWDP Acquisition Co., LLC	9.9875% of Common LLC units	04/06/17	None	1	*	0.00%	$0	$400		$400	$400
Manufacturer of industrial filters	Filter Holdings, Inc.	7.14% of Common Stock, 7.14% of Preferred Stock	05/05/17	None	2	*	0.00%	$0	$207		$207	$207
Design, assemble, distribute forensic supplies	TTFI Holdings, Inc.	4.91% of Common Stock; 4.61% of Preferred Stock	06/15/17	None	3	*	0.00%	$0	$192		$192	$192
Distributor & service provider of car wash equipment and chemical solutions	Harrell’s Car Wash Systems, Inc.	0.89% of Common Stock	07/03/17	None	1	*	0.00%	$0	$100		$100	$100
Distributor of specialty sand products	Green Diamond Performance Materials, Inc.	4.26% of Preferred Series A Stock	09/08/17	None	1	*	0.00%	$0	$200		$200	$200

Equity investments, net					36	4%	0.00%	$0	$1,508	$0	$6,909	$9,984

Investment securities

Investment securities, net					0	0%	0.00%	$0	$0	$0	$0	$0

Net Investments ($219,977 pledged as collateral under borrowing arrangements) (3)					752	219%	4.70%	$9,551	$30,694	$365,729	$520,917	$621,185

Medallion Financial Corp.

Consolidated Schedule of Investments

September 30, 2017

(1)	Represents the actual or weighted average interest or dividend rate of the respective security or portfolio as of the date indicated. Investments without an interest rate or with a rate of 0.00% are considered non-income producing.
(2)	Included in secured mezzanine commercial loans and other commercial loans was $8,311 of interest income capitalized into the outstanding investment balances, and $1,240 of deferred interest income, in accordance with the terms of the investment contract.
(3)	The ratio of restricted securities fair value to net assets is 219%.
(4)	Gross unrealized appreciation, gross unrealized depreciation and net appreciation for federal income tax purposes totaled $221,896, $56,443 and $165,453, respectively. The tax cost of investments was $455,732.
(5)	For revolving lines of credit the amount shown is the cost at September 30, 2017.
*	Less than 1.0%
**	Not an eligible portfolio company as such term is defined in Section 2(a)(46) of the 1940 Act. The percentage value of all non-eligible portfolio companies to totaled assets of Medallion Financial on an unconsolidated basis was up to 57% and up to 47% on a consolidated basis. Under the 1940 Act, we may not acquire any non-qualifying assets, unless at the time such acquisition is made, qualifying assets, which include securities of eligible portfolio companies, represent at least 70% of our total assets. The status of these assets under the 1940 Act are subject to change. We monitor the status of these assets on an ongoing basis.
&	Loan is on nonaccrual status, or past due on contractual payments, and is therefore considered non-income producing.
#	Publicly traded but sales subject to applicable Rule 144 limitations.
##	Pledged as collateral under borrowing arrangements.
+	Includes various warrants, all of which have a cost and fair value of zero at September 30, 2017.

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Medallion Loans
New York					380	66%	3.67%	$0	$15,068	$202,845	$202,469	$189,571
	Sean Cab Corp ##	Term Loan	12/09/11	11/23/18	1	1%	4.63%	$0		$3,270	$3,270	$3,270
	Real Cab Corp ##	Term Loan	07/20/07	07/20/17	1	1%	2.81%	$0		$2,545	$2,545	$2,545
	Real Cab Corp ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$350	$350	$350
	Real Cab Corp	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$338	$338	$338
	Slo Cab Corp ##	Term Loan	07/20/07	07/20/17	1	1%	2.81%	$0		$1,527	$1,527	$1,527
	Slo Cab Corp ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$210	$210	$210
	Slo Cab Corp ##	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$203	$203	$203
	Esg Hacking Corp ##	Term Loan	03/12/14	03/12/17	1	1%	3.50%	$0		$1,713	$1,713	$1,714
	Whispers Taxi Inc ## &	Term Loan	05/28/13	05/28/16	1	1%	3.35%	$0		$2,026	$2,014	$1,531
	Christian Cab Corp &	Term Loan	11/27/12	11/27/18	1	1%	3.75%	$0		$1,489	$1,489	$1,493
	Junaid Trans Corp ## {Annually-Prime plus 1.00%}	Term Loan	04/30/13	04/29/19	1	*	4.50%	$0		$1,409	$1,409	$1,409
	Ocean Hacking Corp ##	Term Loan	12/20/13	12/20/16	1	*	3.50%	$0		$1,379	$1,379	$1,379
	Jacal Hacking Corp ##	Term Loan	12/20/13	12/20/16	1	*	3.50%	$0		$1,379	$1,379	$1,379
	Avi Taxi Corporation ##	Term Loan	04/11/14	04/11/17	1	*	3.25%	$0		$1,366	$1,366	$1,366
	Apple Cab Corp ##	Term Loan	04/11/14	04/11/17	1	*	3.25%	$0		$1,366	$1,366	$1,366
	Anniversary Taxi Corp ##	Term Loan	04/11/14	04/11/17	1	*	3.25%	$0		$1,366	$1,366	$1,366
	Hj Taxi Corp ##	Term Loan	04/11/14	04/11/17	1	*	3.25%	$0		$1,366	$1,366	$1,366
	Kby Taxi Inc ##	Term Loan	04/11/14	04/11/17	1	*	3.25%	$0		$1,366	$1,366	$1,366
	Bunty & Jyoti Inc ##	Term Loan	03/13/13	12/13/18	1	*	2.50%	$0		$1,336	$1,336	$1,336
	Penegali Taxi LLC ##	Term Loan	12/11/14	12/10/17	1	*	3.75%	$0		$1,331	$1,331	$1,332
	Sonu-Seema Corp ##	Term Loan	12/07/12	12/20/18	1	*	2.50%	$0		$1,313	$1,313	$1,313
	Uddin Taxi Corp ##	Term Loan	11/05/15	11/05/18	1	*	4.75%	$0		$1,298	$1,297	$1,298
	Yosi Transit Inc ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$1,018	$1,017	$1,018
	Yosi Transit Inc ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$140	$140	$140
	Yosi Transit Inc ##	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$135	$135	$135
	Perem Hacking Corp ## {Annually-Prime plus .25%}	Term Loan	05/01/16	05/01/21	1	*	3.75%	$0	$1,276	$1,254	$1,254	$1,256
	S600 Service Co Inc ## {Annually-Prime plus .25%}	Term Loan	05/01/16	05/01/21	1	*	3.75%	$0	$1,276	$1,254	$1,254	$1,256
	Ela Papou LLC ##	Term Loan	06/27/14	06/27/17	1	*	3.63%	$0		$1,236	$1,236	$1,236
	Concourse Cab Corp ## &	Term Loan	11/14/13	11/14/16	1	*	3.75%	$0		$1,245	$1,219	$1,220
	Earie Hacking LLC ##	Term Loan	12/28/15	12/28/20	1	*	3.60%	$0		$1,215	$1,215	$1,217
	Cfn Cab Corp ##	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$1,201	$1,201	$1,202
	Miklos Hacking Corp ##	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$1,201	$1,201	$1,202
	Amme Taxi Inc ##	Term Loan	10/21/13	10/21/18	1	*	3.70%	$0		$1,198	$1,198	$1,198
	Ride Yellow LLC ## &	Term Loan	02/01/13	11/01/16	1	*	3.10%	$0		$1,184	$1,184	$1,184
	Ming Trans Corp ##	Term Loan	11/19/12	03/01/17	1	*	3.70%	$0		$1,168	$1,168	$1,168
	Flow Taxi Corp ## {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	3.75%	$0	$1,142	$1,130	$1,130	$1,132
	Lil Amandachaka Hacking Corp ## {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	3.75%	$0	$1,142	$1,130	$1,130	$1,132
	Ukraine Service Co ## {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	3.75%	$0	$1,142	$1,130	$1,130	$1,132
	Tosal Hacking Corp ##	Term Loan	04/01/13	11/01/17	1	*	2.50%	$0		$1,072	$1,072	$1,072

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Avilie Service Inc ## {Annually-Prime plus .25%}	Term Loan	02/11/13	03/01/19	1	*	3.75%	$0		$1,069	$1,068	$1,069
	Red Army Cab Corp ## {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	3.75%	$0	$1,069	$1,056	$1,056	$1,058
	New Direction Cab Corp ##	Term Loan	11/18/11	11/18/17	1	*	4.00%	$0		$1,044	$1,044	$1,044
	Big Ari Taxi Corp ## {Annually-Prime}	Term Loan	08/14/13	08/14/19	1	*	3.50%	$0		$1,028	$1,027	$1,028
	Hamilton Transit LLC ## &	Term Loan	03/26/14	03/26/17	1	*	3.38%	$0		$1,494	$1,484	$1,022
	Benson Hacking Corp ## &	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,351	$1,344	$1,021
	D & G Taxi Inc ## &	Term Loan	05/28/13	08/28/16	1	*	3.35%	$0		$1,034	$1,034	$1,021
	Dayna Hacking Corp ## &	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,351	$1,344	$1,021
	Daytona Hacking Corp ## &	Term Loan	03/26/14	03/26/17	1	*	3.38%	$0		$1,488	$1,478	$1,021
	Devin Taxi Corp ## &	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,351	$1,344	$1,021
	Kaderee M & G Corp ## &	Term Loan	03/26/14	03/26/17	1	*	3.38%	$0		$1,488	$1,478	$1,021
	Rs Hacking Corp ## &	Term Loan	05/28/13	08/28/16	1	*	3.35%	$0		$1,042	$1,042	$1,021
	Silke Hacking Corp ## &	Term Loan	03/26/14	03/26/17	1	*	3.38%	$0		$1,495	$1,485	$1,021
	Bellsky Taxi LLC ## {Annually-Prime}	Term Loan	08/14/13	08/14/19	1	*	3.50%	$0		$1,021	$1,020	$1,021
	Jump Service Co Inc ## {Annually-Prime plus .25%}	Term Loan	02/11/13	03/01/19	1	*	3.75%	$0		$993	$993	$993
	Gaultier Hacking Corp ##	Term Loan	08/27/12	09/14/17	1	*	4.50%	$0		$975	$975	$975
	M.Y. Taxi Inc ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$960	$960	$960
	Global Agami Cab LLC ## {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	3.13%	$0		$951	$951	$951
	Planet Agami Cab LLC ## {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	3.13%	$0		$951	$951	$951
	Universal Agami Transit Inc ## {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	3.13%	$0		$951	$951	$951
	Humidity Hacking Corp ##	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$949	$948	$950
	Nelsk Taxi Inc ##	Term Loan	08/20/13	08/15/18	1	*	3.00%	$0		$937	$936	$937
	G Michael Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	2.50%	$0		$911	$911	$912
	Hedy Hacking Corp. ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$882	$882	$885
	Nedrag Trans Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$882	$882	$884
	Typhoon Hacking Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$882	$882	$884
	Ikaria Taxi LLC ## &	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$1,743	$1,733	$869
	Kos Taxi LLC ## &	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$1,744	$1,734	$869
	Pontios Taxi LLC ## &	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$1,744	$1,739	$869
	Sag Taxi LLC ## &	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$1,738	$1,733	$869
	Lety Cab Corp ##	Term Loan	10/21/10	10/05/18	1	*	4.25%	$0		$864	$864	$864
	Brigitte Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	2.50%	$0		$846	$846	$847
	Btr Taxi Inc ##	Term Loan	06/16/14	06/16/17	1	*	3.75%	$0		$843	$843	$843
	Go Boy Cab Corp ## {Annually-Prime plus 1.00%}	Term Loan	04/10/13	04/10/19	1	*	4.50%	$0		$838	$838	$838
	Holdem Cab Corp ## {Annually-Prime plus 1.00%}	Term Loan	04/10/13	04/10/19	1	*	4.50%	$0		$838	$838	$838
	Ash Trans Corp ##	Term Loan	09/14/15	09/14/17	1	*	2.50%	$0		$807	$807	$808
	Ganz Express Cab Cor ##	Term Loan	09/14/15	09/14/17	1	*	2.50%	$0		$793	$793	$794
	Samantha’S Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	2.50%	$0		$774	$774	$775
	Garcha Randhawa Taxi Corp ## & {Annually-Prime plus 1.00%}	Term Loan	05/31/13	05/30/19	1	*	4.50%	$0		$773	$773	$773
	Gur & Dev Taxi LLC	Term Loan	02/18/14	09/25/18	1	*	2.50%	$0		$767	$767	$767
	Agape-Mou Cab Corp ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$766	$766	$766

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Asterik Cab Co Inc ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$766	$766	$766
	Copper One Cab Corp ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$766	$766	$766
	Gurpreet Singh & Manpreet Sing ##	Term Loan	06/25/13	06/25/18	1	*	2.50%	$0		$764	$764	$764
	1212 Taxi LLC ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$750	$750	$750
	Zahav Taxi LLC ## &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$750	$750	$750
	Zus Trading Inc ##	Term Loan	08/09/13	07/27/18	1	*	2.50%	$0		$750	$750	$750
	Danny Truong ##	Term Loan	07/30/14	07/30/17	1	*	3.75%	$0		$745	$745	$746
	Ghulam Abbas ##	Term Loan	04/17/13	05/23/18	1	*	2.50%	$0		$740	$740	$740
	Hot Wheels Taxi LLC ## &	Term Loan	03/01/13	12/01/16	1	*	3.10%	$0		$738	$738	$738
	Espiye Taxi Corp	Term Loan	05/23/14	05/27/17	1	*	3.75%	$0		$732	$732	$732
	Gilberto Barrera ## &	Term Loan	04/02/14	04/02/17	1	*	4.00%	$0		$729	$729	$729
	Alltaxitwo Cab Corp ## {Annually-Prime}	Term Loan	12/21/16	12/21/26	1	*	3.25%	$0	$726	$726	$726	$728
	Orys Trans Corp ## {Annually-Prime}	Term Loan	12/21/16	12/21/26	1	*	3.25%	$0	$726	$726	$726	$728
	Joseph Gerard Pierre ## &	Term Loan	07/07/14	07/07/17	1	*	3.75%	$0		$706	$706	$706
	Mandeep Multani & Ravinder Sin ##	Term Loan	03/19/14	12/23/17	1	*	2.00%	$0		$704	$704	$704
	Rakesh Aggarwal & Jasvir Singh ##	Term Loan	05/07/14	05/07/17	1	*	3.85%	$0		$702	$702	$702
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/17	1	*	4.00%	$0		$694	$694	$695
	New Express Cab Corp ##	Term Loan	03/31/15	03/30/17	1	*	4.25%	$0		$695	$695	$695
	Carlos Govea ##	Term Loan	06/05/14	06/05/17	1	*	3.75%	$0		$694	$694	$694
	Ilker Altaygil ## &	Term Loan	07/18/13	06/17/18	1	*	2.50%	$0		$692	$692	$692
	Joseph R Jean ##	Term Loan	04/15/13	04/25/18	1	*	4.25%	$0		$686	$686	$686
	Leo P. Roland ##	Term Loan	12/03/13	12/03/16	1	*	3.75%	$0		$671	$671	$671
	Iddy Biddy Cab Corp ##	Term Loan	10/09/15	10/09/18	1	*	4.25%	$0		$668	$668	$669
	Jbob Hacking Corp ##	Term Loan	10/09/15	10/09/18	1	*	4.25%	$0		$668	$668	$669
	Kawarjeet Singh & Maan Singh ##	Term Loan	05/15/13	12/08/17	1	*	4.00%	$0		$668	$668	$668
	Malcolm Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0		$667	$667	$668
	Oyaz Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0		$667	$667	$668
	Aminder Pal Singh ##	Term Loan	11/21/13	11/21/17	1	*	4.50%	$0		$665	$665	$665
	Avtar Singh ##	Term Loan	08/29/14	08/29/17	1	*	3.75%	$0		$656	$656	$657
	Gilzian Enterprise LLC ##	Term Loan	05/22/14	05/22/17	1	*	3.88%	$0		$656	$656	$656
	Yvon Louissaint ##	Term Loan	02/20/14	02/20/17	1	*	3.88%	$0		$650	$650	$650
	Balwinder Singh ##	Term Loan	10/02/15	10/02/18	1	*	4.50%	$0		$642	$642	$643
	Sukhdev Singh & Harpal S Bhola ##	Term Loan	12/04/13	12/04/16	1	*	3.75%	$0		$643	$643	$643
	Preslert Louis ## &	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$642	$642	$642
	Parvinder Singh ## {Annually-Prime plus 1.00%}	Term Loan	08/13/13	08/13/21	1	*	4.50%	$0		$639	$639	$639
	Bruce Schneider ## {Annually-Prime plus 1.00%}	Term Loan	05/10/13	05/10/19	1	*	4.50%	$0		$638	$638	$637
	Brunet Lucas ## &	Term Loan	06/06/13	06/06/18	1	*	1.75%	$0		$635	$635	$635
	Alexander Vizueta ## &	Term Loan	04/01/14	09/01/17	1	*	2.50%	$0		$634	$634	$634
	Shanu Miah ##	Term Loan	06/20/13	06/20/18	1	*	2.50%	$0		$633	$633	$633
	Tripta Nfn & Jagdeep Kumar Cab	Term Loan	11/12/14	11/12/17	1	*	4.00%	$0		$631	$631	$633
	Kerolus Waheib Makhail	Term Loan	12/27/12	12/08/18	1	*	4.13%	$0		$630	$630	$630

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Shahdad Bhatti Cab Corp ## &	Term Loan	08/18/14	08/18/17	1	*	4.37%	$0		$629	$629	$629
	Munir Ahmed Sahi ##	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0		$623	$623	$624
	Donald Singh ## &	Term Loan	10/11/13	10/11/18	1	*	2.50%	$0		$622	$622	$622
	Jordan O Ohene ##	Term Loan	05/24/13	05/02/18	1	*	4.75%	$0		$613	$613	$613
	Charanjeet Kaur & Manjit Singh ##	Term Loan	10/28/13	10/28/18	1	*	2.50%	$0		$604	$604	$604
	Jaswinder Singh/Note A ##	Term Loan	04/27/16	04/27/18	1	*	2.50%	$0	$610	$600	$600	$602
	Spyridon Tzorzis ## &	Term Loan	07/10/13	07/12/17	1	*	2.50%	$0		$592	$592	$592
	Lesly Jeanjoseph ##	Term Loan	05/08/13	05/16/18	1	*	3.00%	$0		$591	$591	$591
	Aujla Cab Corp ##	Term Loan	04/23/14	04/23/17	1	*	3.75%	$0		$587	$587	$587
	Jasvir S Dhaliwal ##	Term Loan	07/01/13	04/26/18	1	*	4.25%	$0		$582	$582	$582
	Albro Hacking, Corp. ##	Term Loan	07/10/14	07/10/17	1	*	3.63%	$0		$581	$581	$581
	Marian Cab Corp ##	Term Loan	06/19/12	06/19/19	1	*	4.50%	$0		$581	$581	$581
	Joseph W Charles	Term Loan	05/27/14	05/27/17	1	*	3.70%	$0		$578	$580	$580
	Mohammed Hossen & Abrar Hanif ##	Term Loan	03/11/13	03/11/18	1	*	4.50%	$0		$580	$580	$580
	Bliss Cab Corp ##	Term Loan	10/21/10	10/05/18	1	*	4.25%	$0		$576	$576	$576
	Anmol Usa LLC ## &	Term Loan	10/01/14	09/26/17	1	*	3.75%	$0		$575	$575	$575
	Marc C Bastien ## &	Term Loan	04/11/13	05/24/18	1	*	4.00%	$0		$575	$575	$575
	Turgut Duman ## &	Term Loan	12/02/15	12/02/18	1	*	4.13%	$0		$567	$567	$569
	Roudy Moliere &Jean B Letang ## &	Term Loan	01/15/16	01/15/18	1	*	5.00%	$0	$569	$565	$565	$566
	Man Singh ##	Term Loan	02/25/13	02/09/18	1	*	4.50%	$0		$564	$564	$564
	Manuel F Pena ## &	Term Loan	11/26/13	10/26/17	1	*	2.00%	$0		$561	$561	$561
	Sushil Maggoo ##	Term Loan	12/09/15	12/09/18	1	*	3.90%	$0		$559	$559	$561
	Oradeanul Taxi Corp ##	Term Loan	01/30/13	02/01/18	1	*	5.00%	$0		$560	$560	$560
	Tarek Elsaid ##	Term Loan	05/12/14	05/12/17	1	*	3.63%	$0		$557	$557	$557
	Mukhtiar Singh ##	Term Loan	08/29/14	08/29/17	1	*	3.75%	$0		$555	$555	$556
	Sphinx Rc LLC	Term Loan	08/25/16	08/25/19	1	*	3.50%	$0	$558	$553	$553	$555
	Sukhdev Singh & Harpreet Singh ##	Term Loan	07/13/16	07/13/19	1	*	3.75%	$0	$558	$553	$553	$555
	Rose And Jean Service LLC ## &	Term Loan	06/15/16	06/15/19	1	*	4.00%	$0	$554	$552	$552	$554
	Humberto Ontaneda ##	Term Loan	10/17/13	09/23/18	1	*	2.50%	$0		$550	$550	$550
	K.R. Express Cab Corp ##	Term Loan	10/29/15	10/29/18	1	*	4.75%	$0		$549	$549	$550
	Mci Taxi Inc ##	Term Loan	10/29/15	10/29/18	1	*	4.75%	$0		$549	$549	$550
	Alexander A Malamud ##	Term Loan	02/28/13	02/26/18	1	*	4.00%	$0		$548	$548	$548
	Yves Bazile ##	Term Loan	09/16/15	03/15/18	1	*	4.75%	$0		$544	$544	$545
	Jean J Monteau ##	Term Loan	12/06/12	06/07/18	1	*	4.50%	$0		$538	$538	$538
	Gilbert Chong ##	Term Loan	10/28/15	10/28/17	1	*	4.50%	$0		$536	$536	$537
	Magloire David ##	Term Loan	07/24/15	08/12/18	1	*	2.50%	$0		$534	$534	$535
	Dani Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$534	$534	$534
	Emad S Tadros ##	Term Loan	05/18/16	05/18/18	1	*	3.25%	$0	$540	$532	$532	$534
	Rafi Mohammad ##	Term Loan	02/27/13	02/03/18	1	*	4.50%	$0		$533	$533	$533
	Newton Sodhi ## {Annually-Prime plus 1.00%}	Term Loan	05/06/13	05/06/19	1	*	4.50%	$0		$533	$533	$533
	Rafael A Pena ##	Term Loan	09/18/13	08/29/18	1	*	2.00%	$0		$526	$526	$526

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Maria L Denocua ##	Term Loan	09/17/15	09/17/17	1	*	4.40%	$0		$523	$523	$524
	Amarjit Sangera ##	Term Loan	11/18/15	05/18/18	1	*	4.50%	$0		$519	$519	$520
	Sandeep Transport LLC ##	Term Loan	06/23/16	06/23/19	1	*	3.75%	$0	$522	$518	$518	$520
	Fernande Paul Cab Corp ## {Annually-Prime}	Term Loan	01/24/13	05/24/19	1	*	3.50%	$0		$518	$518	$518
	Nycyellow LLC ##	Term Loan	12/21/16	12/21/19	1	*	3.50%	$0	$512	$512	$512	$514
	Travis R Bazile & Jean Exinvil ##	Term Loan	10/21/15	10/21/18	1	*	4.90%	$0		$512	$512	$513
	Luis E Perez ##	Term Loan	03/19/14	03/19/17	1	*	3.75%	$0		$512	$512	$512
	Nana K Adom ##	Term Loan	10/05/15	04/05/18	1	*	4.50%	$0		$496	$496	$497
	Amjad Abbas ##	Term Loan	12/19/13	12/19/16	1	*	3.40%	$0		$496	$496	$496
	Frantz Louhis & Joseph Paul ##	Term Loan	06/08/12	06/08/17	1	*	4.50%	$0		$495	$495	$495
	Albert A Agyemang ##	Term Loan	07/09/13	07/09/18	1	*	3.00%	$0		$492	$492	$492
	Jaswinder K Sharma ##	Term Loan	10/08/15	10/08/17	1	*	4.50%	$0		$487	$487	$488
	Momar Diagne ##	Term Loan	05/12/14	05/12/17	1	*	4.50%	$0		$471	$471	$471
	Adil Lone ##	Term Loan	09/10/15	09/10/17	1	*	4.25%	$0		$468	$468	$469
	Ahmed Elsayed ## &	Term Loan	11/22/13	11/22/16	1	*	3.50%	$0		$469	$469	$469
	Gbcab LLC ## &	Term Loan	08/19/15	08/19/18	1	*	3.75%	$0		$647	$637	$467
	Gerardo Barrera ## &	Term Loan	08/08/14	08/08/17	1	*	4.00%	$0		$643	$630	$466
	Ghotra & Ghotra LLC &	Term Loan	12/19/13	12/19/17	1	*	2.50%	$0		$793	$780	$466
	Louis A Alphonse ## &	Term Loan	02/21/13	02/18/19	1	*	4.50%	$0		$466	$466	$466
	Anwar Khalifa ## &	Term Loan	08/07/14	08/07/17	1	*	4.50%	$0		$644	$644	$465
	Dominique Ismael ## &	Term Loan	03/10/14	03/10/17	1	*	3.88%	$0		$531	$517	$465
	Erwich Chery &	Term Loan	09/29/14	09/27/17	1	*	4.25%	$0		$542	$542	$465
	Guivarch Thimothe &	Term Loan	09/19/12	09/07/17	1	*	4.75%	$0		$587	$587	$465
	Jasvinder Chhoker + Dam Singh	Term Loan	11/10/11	05/30/18	1	*	4.50%	$0		$465	$465	$465
	Joseph Paul Desir ## &	Term Loan	07/28/14	08/30/19	1	*	2.50%	$0		$647	$633	$465
	Alika Awan Trans Corp ## &	Term Loan	09/04/13	09/04/16	1	*	3.85%	$0		$734	$734	$464
	Arman And Mehtab Padda Taxi Co ## &	Term Loan	06/19/13	06/19/16	1	*	3.88%	$0		$784	$772	$464
	Atef A Khalil &	Term Loan	07/09/14	07/09/17	1	*	3.85%	$0		$695	$695	$464
	Binh Pham ## &	Term Loan	04/23/14	04/23/17	1	*	4.00%	$0		$721	$717	$464
	Carmay Latendresse ## &	Term Loan	05/19/14	11/09/17	1	*	2.50%	$0		$705	$694	$464
	Dhuri And Barnala Cab Corp ## &	Term Loan	06/03/13	06/03/16	1	*	3.80%	$0		$753	$750	$464
	Eli Parada ## &	Term Loan	11/27/13	11/27/16	1	*	3.65%	$0		$538	$538	$464
	Guy Merisier ## &	Term Loan	07/25/14	07/25/17	1	*	4.13%	$0		$568	$568	$464
	Harold Torres ##	Term Loan	02/25/16	02/25/18	1	*	4.00%	$0	$471	$463	$463	$464
	Haroon Sharif ## &	Term Loan	05/21/13	05/18/18	1	*	2.50%	$0		$748	$748	$464
	Joseph L Flovel ## &	Term Loan	10/31/13	10/30/17	1	*	2.50%	$0		$628	$628	$464
	Mian Cab Corp ## &	Term Loan	01/21/14	01/21/17	1	*	4.00%	$0		$590	$590	$464
	Samiullah Zaman ## &	Term Loan	04/07/14	04/07/17	1	*	4.00%	$0		$729	$724	$464
	Samy Baddar ## &	Term Loan	07/18/13	03/07/18	1	*	2.50%	$0		$711	$689	$464
	Strivers Way Inc ## &	Term Loan	12/17/13	12/17/16	1	*	3.85%	$0		$666	$651	$464
	Tamimu Aliu ## &	Term Loan	05/28/13	05/28/16	1	*	4.25%	$0		$534	$534	$464

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Amr Aly Shafshak &	Term Loan	11/04/13	06/26/17	1	*	4.25%	$0		$707	$700	$463
	Avner Ben-Levy ## &	Term Loan	05/29/12	05/28/17	1	*	4.25%	$0		$483	$466	$463
	Frands Fequiere ## &	Term Loan	01/20/16	01/20/18	1	*	5.25%	$0	$464	$461	$461	$462
	Eustache Romain ## &	Term Loan	02/26/13	04/06/18	1	*	4.50%	$0		$460	$460	$460
	M Irshad Chaudhry & Mhd Ramzan ##	Term Loan	03/21/11	03/21/18	1	*	3.75%	$0		$457	$457	$457
	Joseph Jean ##	Term Loan	03/14/12	02/10/18	1	*	4.50%	$0		$452	$452	$452
	I&I Cab Corp ##	Term Loan	03/19/13	02/09/19	1	*	3.75%	$0		$449	$449	$449
	Shubal C Ghose ##	Term Loan	03/20/15	03/20/17	1	*	4.25%	$0		$444	$444	$444
	W.B.L.S Taxi Inc ## &	Term Loan	08/09/12	11/01/16	1	*	3.10%	$0		$444	$444	$444
	Mohammad Azhar ##	Term Loan	02/24/14	02/24/17	1	*	3.75%	$0		$439	$439	$439
	Rahul Amin ##	Term Loan	06/11/14	06/26/17	1	*	3.63%	$0		$431	$431	$431
	M&J Taxi Inc ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Maya Taxi Inc ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Mtr Taxi Inc ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Neomi & Z Taxi Inc ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Saba Moshe Taxi Inc ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Gustavo E Cabrejos ##	Term Loan	10/07/15	04/07/18	1	*	4.50%	$0		$416	$416	$417
	Lelio Bresier & Jeanne Bresier ##	Term Loan	03/06/13	04/08/18	1	*	4.50%	$0		$417	$417	$417
	Mokbul Choudhury ##	Term Loan	08/25/14	08/25/17	1	*	4.00%	$0		$410	$410	$411
	Santokh Bangay ##	Term Loan	12/10/12	05/23/18	1	*	4.50%	$0		$406	$406	$406
	Dady Hamel ##	Term Loan	12/26/13	12/26/16	1	*	3.50%	$0		$402	$402	$402
	Verity Taxi Inc ##	Term Loan	02/08/13	02/08/18	1	*	3.60%	$0		$400	$400	$400
	Y Joey Taxi Inc ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$400	$400	$400
	Sweeney And Sweeney ##	Term Loan	09/29/15	03/28/18	1	*	4.50%	$0		$398	$398	$398
	David Mashkabov ##	Term Loan	10/26/11	10/24/17	1	*	4.00%	$0		$394	$394	$394
	Senoz Cab Corp &	Term Loan	05/23/14	05/23/17	1	*	3.00%	$0		$748	$729	$394
	Amr & Rina Taxi Inc &	Term Loan	07/15/13	06/26/16	1	*	4.25%	$0		$667	$667	$393
	Eugenio & Ayodele Trans Corp &	Term Loan	09/26/13	09/26/16	1	*	4.25%	$0		$665	$657	$393
	Jacob Kuruvilla ##	Term Loan	11/11/09	12/05/17	1	*	3.75%	$0		$387	$387	$387
	Carlot Dalce ##	Term Loan	07/09/13	07/09/18	1	*	4.75%	$0		$385	$385	$385
	L&A Tarafdar Taxi Inc {Annually-Prime plus 1.00%}	Term Loan	05/24/16	05/24/19	1	*	4.50%	$0	$380	$376	$376	$378
	Melimajua Cab Corp ##	Term Loan	10/14/14	10/14/17	1	*	3.90%	$0		$376	$376	$377
	Daca Taxi Inc ##	Term Loan	06/02/11	06/02/17	1	*	3.68%	$0		$376	$376	$376
	Pierre Jeune ##	Term Loan	12/14/12	06/09/18	1	*	4.50%	$0		$374	$374	$374
	Pierre Cadet ##	Term Loan	03/19/13	03/19/18	1	*	4.50%	$0		$368	$368	$368
	Chuhar Singh ##	Term Loan	06/06/13	06/15/18	1	*	4.25%	$0		$366	$366	$366
	Eduard Neyman	Term Loan	05/24/13	05/24/20	1	*	4.00%	$0		$361	$361	$362
	Yberto Santana ##	Term Loan	02/27/14	02/27/17	1	*	3.75%	$0		$362	$362	$362
	Bucur Express Cab Corp ##	Term Loan	06/02/11	06/02/17	1	*	3.68%	$0		$361	$361	$361
	Shah M Rahman ##	Term Loan	11/25/13	11/25/17	1	*	4.50%	$0		$356	$356	$356
	Sincere Cab Corp ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$360	$360	$356

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Anthony Okyere Duah ##	Term Loan	06/10/11	06/10/17	1	*	3.63%	$0		$351	$351	$351
	Wai Tat Louie	Term Loan	05/07/15	05/07/17	1	*	5.00%	$0		$348	$348	$348
	Serge Bonny ##	Term Loan	03/11/13	03/14/18	1	*	4.50%	$0		$347	$347	$347
	Double Cab Corp ##	Term Loan	07/13/12	06/12/17	1	*	4.50%	$0		$338	$338	$338
	Malkit Singh ##	Term Loan	07/16/15	01/16/18	1	*	4.50%	$0		$332	$332	$333
	Rehmet Khan ##	Term Loan	03/11/15	03/11/17	1	*	4.00%	$0		$331	$331	$331
	Essa & Soliman Transit Inc ##	Term Loan	04/19/13	03/08/18	1	*	4.75%	$0		$329	$329	$329
	Jasvir Singh	Term Loan	11/27/12	11/27/22	1	*	4.25%	$0		$322	$322	$325
	Surjit Singh ##	Term Loan	10/25/13	10/25/18	1	*	3.80%	$0		$321	$321	$322
	Georges Desrosiers ##	Term Loan	07/23/14	07/23/17	1	*	4.50%	$0		$310	$310	$310
	Bj Cab Corp/Note 1 Of 2 {Annually-Prime plus 1.00%}	Term Loan	06/12/13	09/12/19	1	*	4.50%	$0		$297	$297	$297
	Bj Cab Corp/Note 2 Of 2 {Annually-Prime plus 1.00%}	Term Loan	06/12/13	09/12/19	1	*	4.50%	$0		$297	$297	$297
	Joubert Toussaint ##	Term Loan	03/09/15	03/09/17	1	*	4.00%	$0		$293	$293	$293
	Aem Transportation Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$287	$287	$288
	Macbak Trans Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$287	$287	$288
	Micdavid Hacking Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$287	$287	$288
	Musa Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$287	$287	$288
	Cleopatra Cab Corp ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	3.50%	$0		$284	$284	$284
	Crossbow Taxi Inc ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	3.50%	$0		$284	$284	$284
	King “D” Taxi Inc ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	3.50%	$0		$284	$284	$284
	King Verin Taxi Inc ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	3.50%	$0		$284	$284	$284
	Petia Cab Corporation ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	3.50%	$0		$284	$284	$284
	Elsayed A Hassan ##	Term Loan	11/28/11	11/21/17	1	*	4.25%	$0		$278	$278	$278
	Jean B Guerrier ##	Term Loan	08/08/12	08/10/17	1	*	4.50%	$0		$275	$275	$275
	Kornos Taxi Inc ##	Term Loan	09/04/12	09/04/17	1	*	4.50%	$0		$270	$270	$270
	Anba Taxi Inc ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$270	$270	$267
	Corsi Cab Corp ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$270	$270	$267
	Zorro Taxi Inc ##	Term Loan	12/20/13	12/20/16	1	*	3.25%	$0		$260	$260	$260
	Platform Taxi Service/Mbank	Term Loan	05/04/12	05/12/17	1	*	5.57%	$0		$258	$258	$258
	Birk Cab Corp/Note 1 ## &	Term Loan	03/11/15	05/09/18	1	*	3.75%	$0		$358	$348	$251
	Kesef Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$250	$250	$250
	Mohammmed H Iqbal ##	Term Loan	09/14/12	03/11/18	1	*	4.50%	$0		$243	$243	$243
	Birk Cab Corp/Note 2 ## &	Term Loan	03/11/15	05/09/18	1	*	3.75%	$0		$308	$299	$216
	Daniel Victor ##	Term Loan	05/09/16	05/09/19	1	*	4.75%	$0	$214	$210	$210	$212
	Ede Service Corp ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$210	$210	$210
	Ede Service Corp	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$203	$203	$203
	Frank Nobile ##	Term Loan	11/26/12	11/26/17	1	*	3.75%	$0		$190	$190	$191
	Lissade Aurelus ## {Annually-Prime plus 1.00%}	Term Loan	05/01/13	05/03/19	1	*	4.50%	$0		$190	$190	$190
	Jackie L Chaiken ##	Term Loan	09/20/16	03/26/18	1	*	4.25%	$0	$183	$180	$180	$182
	Valeri Aminov—Note 1	Term Loan	02/25/15	02/25/18	1	*	4.25%	$0		$175	$175	$176
	Mohammad Ashraf Ali ##	Term Loan	01/17/12	01/09/18	1	*	4.00%	$0		$166	$166	$166

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Wan Sang Lau & Mary Quan Lau ##	Term Loan	03/18/16	03/18/18	1	*	4.50%	$0	$164	$152	$152	$153
	Ede Service Corp/Mfun	Term Loan	07/24/07	07/20/17	1	*	2.81%	$0		$151	$151	$151
	Jo & Dimi LLC ##	Term Loan	09/17/15	09/17/18	1	*	3.10%	$0		$140	$140	$141
	Ny Diploma Taxi Co ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$140	$140	$140
	Ny Diploma Taxi Co	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$135	$135	$135
	Paros Taxi LLC &	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$285	$275	$135
	Sofi Hacking Corp ##	Term Loan	05/11/15	05/11/18	1	*	4.00%	$0		$125	$125	$126
	Mk Multani/B Note	Term Loan	04/13/15	04/13/17	1	*	4.00%	$0		$125	$125	$125
	Joseph Bologna ## {Annually-Prime plus 1.00%}	Term Loan	10/06/10	09/29/19	1	*	4.50%	$0		$125	$125	$125
	Roman Fermin ##	Term Loan	08/09/13	07/29/18	1	*	4.75%	$0		$124	$124	$124
	Sunu Miah And M Jahangi/Mbnk	Term Loan	05/12/14	08/15/18	1	*	3.00%	$0		$108	$108	$109
	Jeffrey Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$102	$102	$102
	Mama Of 5 Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$102	$102	$102
	Papa Of 5 Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$102	$102	$102
	Tlg Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$102	$102	$102
	Ny Diploma Taxi Corp/Mfun	Term Loan	07/24/07	07/20/17	1	*	2.81%	$0		$101	$101	$101
	Valeri Aminov—Note 1	Term Loan	02/25/15	02/25/18	1	*	4.25%	$0		$98	$98	$99
	Nicolae Blidariu	Term Loan	02/29/08	02/28/23	1	*	6.50%	$0		$93	$93	$93
	Abdul H Abid ##	Term Loan	04/24/14	04/24/19	1	*	4.00%	$0		$91	$91	$92
	D&P Baidwan LLC/Mbnk	Term Loan	05/20/14	05/20/17	1	*	4.61%	$0		$88	$88	$88
	Jaswinder Singh/Note B	Term Loan	04/27/16	04/27/18	1	*	2.50%	$0	$84	$84	$84	$86
	Arjun & Simran LLC/Mbnk	Term Loan	05/21/14	05/21/17	1	*	6.50%	$0		$78	$78	$78
	Gni Taxi LLC	Term Loan	06/09/14	05/15/17	1	*	6.50%	$0		$78	$78	$78
	Hargobind Taxi LLC/Mbnk	Term Loan	05/23/14	05/23/17	1	*	4.06%	$0		$78	$78	$78
	Pj Moe LLC/Mbnk	Term Loan	07/08/14	07/08/17	1	*	8.44%	$0		$75	$75	$76
	Bu Taxi LLC/Mbank &	Term Loan	12/29/10	11/01/16	1	*	3.10%	$0		$75	$75	$75
	Kero Taxi Corp/Mbnk	Term Loan	05/30/14	05/30/17	1	*	8.19%	$0		$75	$75	$75
	Mode Service Corp	Term Loan	06/02/11	06/01/21	1	*	6.00%	$0		$74	$74	$74
	Ede Service Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$69	$69	$69
	Jean Pierre Trans Inc	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$65	$65	$66
	Eddy Joseph	Term Loan	02/02/15	02/02/22	1	*	5.00%	$0		$62	$62	$64
	Davinder Singh/Mbnk	Term Loan	04/23/14	04/20/17	1	*	8.58%	$0		$61	$61	$61
	Tyme Cab Corp	Term Loan	06/26/14	06/26/17	1	*	3.60%	$0		$61	$61	$61
	Y Mommy Taxi Inc/Mbank &	Term Loan	12/23/10	11/01/16	1	*	3.10%	$0		$60	$60	$60
	Chahal & Nahal LLC	Term Loan	04/21/14	04/21/17	1	*	6.50%	$0		$58	$58	$58
	Ruckman Hacking Corp {Annually-Prime plus .25%}	Term Loan	08/30/13	03/01/19	1	*	3.75%	$0		$58	$58	$58
	Sonnet Service Co Inc {Annually-Prime plus .25%}	Term Loan	08/30/13	03/01/19	1	*	3.75%	$0		$58	$58	$58
	Goodspeed Transit Inc {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.00%	$0		$56	$56	$56
	Cora Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$53	$53	$54
	Granny Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$53	$53	$54
	William G Ward ##	Term Loan	04/29/13	04/26/21	1	*	4.50%	$0		$54	$54	$54

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Y Daddy Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$54	$54	$54
	Appoint Cab Corp/Mbank	Term Loan	12/06/10	06/06/17	1	*	6.62%	$0		$53	$53	$53
	Soho Cab Corp &	Term Loan	02/11/14	02/11/17	1	*	3.38%	$0		$86	$76	$53
	Ptah Cab Corp {Annually-Prime minus .25%}	Term Loan	03/12/14	03/12/17	1	*	3.25%	$0		$50	$50	$50
	Salih Boncukcu/Mbnk	Term Loan	06/18/14	06/18/17	1	*	8.96%	$0		$48	$48	$49
	Ar Rahman Express Cab Corp/Mbn	Term Loan	06/17/14	06/17/17	1	*	8.71%	$0		$47	$47	$48
	Network Agami Cab Corp {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	3.13%	$0		$48	$48	$48
	Rrc Express Corp/Mbnk	Term Loan	05/14/14	05/14/17	1	*	8.71%	$0		$46	$46	$47
	Jagjit Singh/Mbnk	Term Loan	02/14/14	02/14/17	1	*	8.58%	$0		$46	$46	$46
	Ny Diploma Taxi Co	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$46	$46	$46
	Nirvair Trans LLC/Mbnk	Term Loan	02/04/14	02/04/17	1	*	8.50%	$0		$45	$45	$45
	Orbit Agami Cab LLC {Annually-Prime minus .375%}	Term Loan	11/05/10	10/01/19	1	*	3.25%	$0		$45	$45	$45
	Justin Hacking Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.00%	$0		$44	$44	$44
	Pakt Medallions LLC/Mbnk	Term Loan	08/26/14	08/26/17	1	*	8.46%	$0		$43	$43	$43
	Boris Ushman ##	Term Loan	05/21/03	02/17/18	1	*	5.75%	$0		$42	$42	$42
	Nosea Taxi LLC &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$37	$38	$38
	Hshmul Taxi LLC/Mbnk	Term Loan	03/17/14	03/17/17	1	*	6.50%	$0		$36	$36	$36
	Alexander Vizueta	Term Loan	09/12/16	03/12/20	1	*	5.00%	$0	$33	$31	$31	$33
	Anastasios Tsiklidis	Term Loan	04/15/11	01/15/18	1	*	3.60%	$0		$32	$32	$33
	M.M.Y Taxi Inc &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$31	$31	$31
	N&A Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30	$30
	S&M Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30	$30
	Y Meir Taxi Inc/Mbnk &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30	$30
	Y Michal Taxi Inc/Mbnk &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30	$30
	Y Mike Taxi Inc &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$30	$30	$30
	Y Mati Taxi Inc/Mbnk &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30	$30
	Yme Transit Inc {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.00%	$0		$30	$30	$30
	Bursa Cab Corp/Note 1	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$26	$26	$26
	Bursa Cab Corp/Note 2	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$25	$25	$25
	Sukhdev Singh & H Singh/B Note	Term Loan	07/13/16	07/13/20	1	*	5.00%	$0	$26	$23	$23	$25
	Fido Cab Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.00%	$0		$25	$25	$25
	Munir Ahmed Sahi ##	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0		$21	$21	$22
	Mry Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21	$21
	Opera Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21	$21
	Ronen Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21	$21
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/19	1	*	4.25%	$0		$18	$18	$19
	Bj Cab Corp	Term Loan	02/27/15	02/26/19	1	*	5.00%	$0		$17	$17	$18
	Dominique Ismael &	Term Loan	09/17/15	09/17/18	1	*	5.00%	$0		$17	$17	$18
	Donald Singh	Term Loan	10/08/15	10/08/18	1	*	6.00%	$0		$17	$17	$18
	Vosiem Hacking Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.00%	$0		$18	$18	$18
	Balwinder Singh	Term Loan	02/19/14	02/07/19	1	*	5.25%	$0		$16	$16	$17

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Norberto Cardona ## &	Term Loan	03/30/12	03/30/17	1	*	4.00%	$0		$15	$15	$15
	Surlak Taxi LLC/Mbnk	Term Loan	04/25/14	04/17/17	1	*	8.66%	$0		$15	$15	$15
	Balwinder Singh	Term Loan	10/02/15	10/02/18	1	*	6.00%	$0		$9	$9	$10
	Jean M Venord/Mbank	Term Loan	02/11/10	03/10/17	1	*	6.38%	$0		$9	$9	$9
	Jened Cab Corp ##	Term Loan	03/13/12	01/13/17	1	*	3.50%	$0		$9	$9	$9
	Yegal Express Cab Co/Mbank	Term Loan	11/10/10	08/28/20	1	*	6.38%	$0		$8	$8	$8
	Ilker Altaygil	Term Loan	11/23/15	11/20/17	1	*	5.00%	$0		$5	$5	$6
	Harold Torres ## &	Term Loan	10/01/13	11/01/17	1	*	4.00%	$0		$5	$5	$5
	Balwinder Singh/Note B &	Term Loan	03/03/15	03/03/17	1	*	4.00%	$0		$175	$175	$1
	Devinder P Singh & Guneet/Mbnk &	Term Loan	02/19/14	02/19/17	1	*	6.50%	$0		$15	$15	$0
	Diin Taxi LLC/Mbnk &	Term Loan	12/27/16	06/27/18	1	*	0.00%	$0	$127	$127	$119	$0
	Hanu Manu Taxi Inc/Mbnk &	Term Loan	05/19/14	05/16/19	1	*	4.43%	$0		$86	$81	$0
	Ramdas 4 Taxi LLC/Mbnk &	Term Loan	05/27/14	02/17/18	1	*	6.50%	$0		$81	$77	$0
Chicago					111	10%	4.54%	$0	$109	$38,320	$38,091	$28,850
	Sweetgrass Peach &Chadwick Cap ##	Term Loan	08/28/12	02/24/18	1	1%	5.00%	$0		$1,454	$1,454	$1,454
	Regal Cab Company Et Al ##	Term Loan	08/29/13	08/27/18	1	*	5.00%	$0		$1,322	$1,322	$1,322
	Chicago Medallion Nine LLC ##	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$1,241	$1,241	$1,241
	Blue Eyes Cab Corp ## & {Annually-Prime}	Term Loan	12/22/15	12/22/20	1	*	3.75%	$0		$1,183	$1,183	$1,185
	Lucky Seven Chicago One Inc ## & {Annually-Prime}	Term Loan	12/22/15	12/22/20	1	*	3.75%	$0		$1,183	$1,183	$1,185
	Michael Two Cab Corp ##	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$958	$958	$958
	Johns Cabs Corp ##	Term Loan	04/12/12	04/12/17	1	*	5.00%	$0		$935	$935	$935
	Harriet C Inc ##	Term Loan	10/19/12	10/17/18	1	*	2.50%	$0		$874	$874	$874
	Lmb Taxi Iv Inc ##	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$798	$798	$798
	Lmb Taxi V Inc ##	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$798	$798	$798
	Chicago Medallion One LLC ##	Term Loan	12/02/11	12/02/16	1	*	3.00%	$0		$765	$765	$765
	Chicago Medallion Three LLC ##	Term Loan	12/02/11	12/02/16	1	*	3.00%	$0		$765	$765	$765
	Chicago Medallion Two LLC ##	Term Loan	12/02/11	12/02/16	1	*	3.00%	$0		$765	$765	$765
	Chicago Medallion Four LLC ##	Term Loan	12/02/11	12/02/16	1	*	3.00%	$0		$764	$764	$764
	Carol Of Illinois Enterprises	Term Loan	09/19/14	09/19/17	1	*	5.00%	$0		$660	$660	$659
	Chicago Medallion Seven LLC ##	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$620	$620	$620
	N And M Valdof Hacking Corp ##	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$517	$517	$517
	Kayla Hacking Corp ##	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$479	$479	$479
	Mikhalia Cabs Nine Inc ##	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$479	$479	$479
	Natasha Transportation Inc ##	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$468	$468	$468
	Mike Taxi Corp ##	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$467	$467	$467
	Natalia Taxi Corp ##	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$465	$466	$466
	Moo Moo Cab Co ## {Annually-Prime plus 2.00%}	Term Loan	08/14/13	08/04/19	1	*	5.50%	$0		$438	$438	$438
	Blue Valentine Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	5.50%	$0		$428	$428	$428
	Tumblin Dice Taxi Inc {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	5.50%	$0		$428	$428	$428
	Musanour Cab Inc ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$426	$426	$427
	Rahwa & Bros Cab Co, Et Al ## &	Term Loan	04/11/14	04/11/19	1	*	5.00%	$0		$695	$676	$350

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Ray Cab Company &	Term Loan	07/22/15	07/22/18	1	*	5.50%	$0		$756	$751	$350
	Met Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$576	$576	$349
	Cozy Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$480	$480	$291
	Dell Cab Corp ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$480	$480	$291
	Little Wing Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	5.50%	$0		$287	$287	$287
	American Buffalo Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	5.50%	$0		$284	$284	$284
	Valasia Cab Co ##	Term Loan	01/18/12	01/18/18	1	*	5.00%	$0		$246	$246	$246
	Santorini Five Cab Corp ## &	Term Loan	05/09/13	08/09/16	1	*	3.75%	$0		$788	$786	$233
	Santorini Four Cab Corp ## &	Term Loan	05/09/13	08/09/16	1	*	3.75%	$0		$788	$786	$233
	Santorini Six Cab Corp ## &	Term Loan	05/09/13	08/09/16	1	*	3.75%	$0		$788	$786	$233
	Tribeca Two Cab Corp ## &	Term Loan	05/09/13	08/09/16	1	*	3.75%	$0		$788	$786	$233
	Les & Thera LLC	Term Loan	05/08/13	05/08/17	1	*	5.25%	$0		$227	$227	$227
	Asmara Inc ##	Term Loan	04/11/13	04/11/18	1	*	5.50%	$0		$217	$217	$218
	Aniba Management & Services In ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$212	$212	$213
	Glti Cab Corp	Term Loan	03/10/15	03/10/18	1	*	5.00%	$0		$211	$211	$212
	Yenemekoya Inc ## &	Term Loan	06/28/13	06/28/18	1	*	5.25%	$0		$203	$203	$204
	Showcase Sports Management Cor ##	Term Loan	01/22/10	03/11/18	1	*	5.50%	$0		$196	$196	$196
	Rahel Express Inc ##	Term Loan	12/27/13	12/27/18	1	*	5.25%	$0		$189	$189	$190
	Dome Cab Corp ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$288	$288	$175
	Kalib 2010 Inc ##	Term Loan	07/16/13	07/16/17	1	*	5.50%	$0		$164	$164	$164
	Adi Express Inc ##	Term Loan	09/21/12	09/21/17	1	*	5.75%	$0		$147	$147	$147
	Wubshet Inc ##	Term Loan	09/25/13	09/25/18	1	*	5.25%	$0		$141	$141	$142
	Semhar Corp ##	Term Loan	01/31/12	01/31/17	1	*	5.50%	$0		$141	$141	$141
	Significant Trans Inc ##	Term Loan	04/06/12	04/06/17	1	*	6.50%	$0		$139	$139	$139
	Jpg Cab Corp	Term Loan	04/23/12	04/23/17	1	*	6.50%	$0		$128	$128	$128
	Antar Trans Inc	Term Loan	01/17/14	01/17/19	1	*	5.00%	$0		$123	$123	$124
	Coffee Taxi LLC ## &	Term Loan	10/10/13	10/10/16	1	*	4.25%	$0		$491	$486	$117
	Myrtos Cab Corp &	Term Loan	03/25/15	03/25/19	1	*	4.25%	$0		$354	$348	$117
	Taxi For Less Inc &	Term Loan	09/19/14	03/31/17	1	*	2.00%	$0		$389	$374	$117
	Jiffy Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$192	$185	$116
	Addis Flower Taxi Cab Service	Term Loan	02/27/14	02/27/19	1	*	5.50%	$0		$103	$103	$104
	Bedford Cab Two Corp {Annually-Prime plus .75%}	Term Loan	07/30/10	03/11/19	1	*	4.25%	$0		$104	$104	$104
	Paik Cab Co	Term Loan	05/30/14	05/30/19	1	*	5.00%	$0		$102	$102	$103
	Delina Cab Inc	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$102	$102	$102
	Asmara Cab Company ##	Term Loan	12/01/11	12/29/19	1	*	5.25%	$0		$99	$99	$99
	Bashiru Habib	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0		$98	$98	$99
	Imc Cab Corp {Annually-Prime plus .75%}	Term Loan	08/27/10	03/11/19	1	*	4.25%	$0		$93	$93	$93
	Tyrone Henderson	Term Loan	03/12/14	07/27/18	1	*	6.50%	$0		$79	$79	$80
	Measho Cab Corp	Term Loan	08/08/16	08/08/19	1	*	5.00%	$0	$79	$77	$77	$79
	Tigray Cab Inc	Term Loan	03/28/13	03/28/18	1	*	5.50%	$0		$78	$78	$79
	Yemi Taxi Corp ##	Term Loan	08/01/13	08/01/18	1	*	5.25%	$0		$72	$72	$73

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Annabelle Cab Corporation ## &	Term Loan	02/14/14	03/12/16	1	*	3.75%	$0		$222	$222	$60
	Karbala Express Inc ## &	Term Loan	02/26/13	05/26/16	1	*	5.00%	$0		$237	$237	$60
	Life Cab Corp ## &	Term Loan	09/18/13	09/18/18	1	*	5.25%	$0		$182	$180	$60
	Moses J Frank &	Term Loan	04/26/13	04/26/18	1	*	7.00%	$0		$100	$95	$60
	Nour Enterprise Inc ## &	Term Loan	09/16/13	09/16/18	1	*	5.75%	$0		$211	$211	$60
	Adom Enterprise, Inc ## &	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$227	$225	$59
	Alem B Cab Inc ## &	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$160	$160	$59
	Alex Z Cab Corp &	Term Loan	04/22/13	04/22/18	1	*	5.50%	$0		$226	$219	$59
	Alkarim Chicago Inc ## &	Term Loan	11/27/13	11/27/18	1	*	5.50%	$0		$204	$196	$59
	Helen Habte Corp ## &	Term Loan	10/01/13	02/03/17	1	*	4.00%	$0		$229	$223	$59
	Interwoodex Inc ## &	Term Loan	11/07/13	11/07/18	1	*	5.00%	$0		$225	$225	$59
	Nakfa Corp ## &	Term Loan	06/17/13	06/17/18	1	*	4.88%	$0		$225	$225	$59
	Naneffe Inc ## &	Term Loan	03/15/13	03/15/18	1	*	5.50%	$0		$164	$159	$59
	Nike Yomi Inc ## &	Term Loan	08/06/13	08/06/18	1	*	5.25%	$0		$224	$216	$59
	Sabina Cab Inc &	Term Loan	04/19/13	04/19/18	1	*	5.50%	$0		$128	$126	$59
	Shere Corp ## &	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$227	$224	$59
	Tad Taxi Co ## &	Term Loan	11/13/13	11/13/18	1	*	5.00%	$0		$228	$222	$59
	Tahoora Transportation Inc. ## &	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$227	$224	$59
	Tekezze Inc &	Term Loan	12/11/13	12/11/18	1	*	5.00%	$0		$228	$221	$59
	Three Kids Corp &	Term Loan	04/15/13	04/15/18	1	*	5.50%	$0		$223	$209	$59
	Zeyrefda Inc ## &	Term Loan	05/17/13	05/17/18	1	*	5.50%	$0		$226	$223	$59
	C Dortch Inc ## &	Term Loan	12/04/13	12/04/16	1	*	4.25%	$0		$203	$202	$58
	Grapevine Taxi LLC ## &	Term Loan	10/10/13	10/10/16	1	*	4.25%	$0		$181	$178	$58
	Pireas Taxi Corp ## &	Term Loan	06/07/13	06/07/16	1	*	4.50%	$0		$188	$186	$58
	Sny Cab Inc ##	Term Loan	12/14/11	12/28/19	1	*	4.50%	$0		$31	$31	$31
	Top Cab Corp	Term Loan	05/14/15	05/14/19	1	*	4.25%	$0		$25	$25	$26
	Ali Taxi Corp ##	Term Loan	08/13/13	08/13/18	1	*	5.25%	$0		$24	$24	$25
	Top Cab Corp &	Term Loan	02/24/15	02/24/19	1	*	4.25%	$0		$25	$24	$25
	Ade Taxi Corp	Term Loan	12/08/14	12/08/19	1	*	5.50%	$0		$22	$22	$23
	Bashiru Habib/B Note	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0		$16	$16	$17
	Hudson Cab Corp &	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$70	$65	$17
	Oia Cab Corp &	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$71	$60	$17
	Santorini Two Cab Corp &	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$57	$48	$14
	Tribeca Three Cab Corp &	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$56	$52	$14
	Francis King Boat Inc	Term Loan	04/17/13	04/17/18	1	*	5.50%	$0		$12	$12	$13
	Stny Taxi Corp &	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$54	$45	$13
	Greenwich Cab Corp &	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$42	$39	$10
	Any Cab Two Corp &	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$28	$26	$7
	St Petersburg Taxi LLC &	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$28	$26	$7
	Patriot Trans Et Al &	Term Loan	03/17/15	03/31/17	1	*	2.75%	$0		$799	$767	$2
	Patriot Trans Inc &	Term Loan	05/09/16	05/09/18	1	*	0.00%	$0	$20	$20	$20	$2

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Taxi For Less Inc &	Term Loan	05/09/16	05/09/18	1	*	0.00%	$0	$10	$10	$10	$2
	Chicago Seven Inc/Mbnk & {Annually-Prime}	Term Loan	12/29/15	12/29/20	1	*	3.75%	$0		$240	$240	$0
Newark					111	8%	5.27%	$0	$314	$23,291	$23,267	$23,157
	Viergella Inc ##	Term Loan	02/20/14	02/20/18	1	*	4.75%	$0		$1,312	$1,312	$1,313
	Rachel LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$686	$686	$686
	Cherubin Vincent	Term Loan	01/23/14	01/23/18	1	*	5.25%	$0		$615	$615	$616
	K And N Taxi LLC	Term Loan	09/26/13	09/26/19	1	*	5.25%	$0		$605	$605	$605
	A.M.E. Transit Limited Liabili ##	Term Loan	01/10/13	01/10/18	1	*	5.25%	$0		$551	$551	$551
	Briana Taxi LLC	Term Loan	01/23/14	01/23/18	1	*	5.00%	$0		$340	$340	$341
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.90%	$0		$316	$316	$317
	Airport Travel LLC &	Term Loan	01/23/14	01/23/18	1	*	4.75%	$0		$311	$311	$312
	Two Daughters Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	5.25%	$0		$300	$300	$301
	Mr. Milicent & Sons, LLC ##	Term Loan	04/24/14	04/24/17	1	*	4.80%	$0		$295	$295	$295
	P.C. Taxi Corp	Term Loan	06/13/13	06/13/17	1	*	6.00%	$0		$285	$285	$285
	Clair 282 LLC ##	Term Loan	09/12/13	09/12/17	1	*	5.00%	$0		$279	$279	$279
	Owned By Mr Vincent LLC	Term Loan	01/10/13	01/10/17	1	*	5.50%	$0		$278	$278	$278
	Romise Taxi LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$277	$277	$278
	1 Hope LLC	Term Loan	09/26/13	09/26/17	1	*	5.50%	$0		$277	$277	$277
	Lagrande Taxi Corp ##	Term Loan	02/14/13	02/14/17	1	*	5.50%	$0		$277	$277	$277
	B Gene And Fil LLC	Term Loan	01/10/13	01/10/17	1	*	5.25%	$0		$275	$275	$275
	Angel Taxi LLC	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$272	$272	$272
	Carvin Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$272	$272	$272
	Cmgv #2 Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$272	$272	$272
	Dern #2 Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$272	$272	$272
	Center Taxi LLC ##	Term Loan	08/15/13	08/15/17	1	*	5.50%	$0		$267	$267	$267
	Jovin Taxi Inc ##	Term Loan	01/10/13	01/10/17	1	*	5.00%	$0		$258	$258	$258
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$256	$256	$256
	Magdala Corp ##	Term Loan	08/16/13	08/16/17	1	*	5.25%	$0		$250	$250	$250
	Maitre Joa LLC	Term Loan	09/12/13	09/12/17	1	*	5.25%	$0		$248	$248	$248
	Simone Francois ##	Term Loan	04/25/13	04/25/17	1	*	5.50%	$0		$245	$245	$245
	Philippe Taxi LLC &	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$240	$240	$240
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$239	$239	$239
	Mike 22, Limited Liability Com	Term Loan	06/11/15	06/11/18	1	*	5.50%	$0		$239	$239	$239
	Holy Family Trans Inc	Term Loan	04/16/15	04/16/19	1	*	5.00%	$0		$237	$237	$237
	Peter Doe	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$234	$234	$235
	D,D Trans Inc	Term Loan	09/18/14	09/18/18	1	*	4.75%	$0		$232	$232	$232
	Nahla Taxi Inc ##	Term Loan	04/24/14	04/24/18	1	*	5.50%	$0		$230	$230	$231
	St Abraam Corp	Term Loan	04/25/13	04/22/18	1	*	5.00%	$0		$229	$229	$229
	Three Sons 2 Taxi Inc ##	Term Loan	05/09/13	05/09/17	1	*	5.50%	$0		$228	$228	$228
	Timax 426 Inc	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$227	$227	$228
	Rowfida Incorporated ##	Term Loan	12/12/13	12/12/17	1	*	4.75%	$0		$226	$226	$227

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Laboule LLC &	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$231	$223	$223
	Les & Thera Transportation LLC	Term Loan	07/12/13	07/12/17	1	*	5.25%	$0		$223	$223	$223
	Luckner Etienne ##	Term Loan	10/25/12	10/25/19	1	*	5.50%	$0		$220	$220	$220
	Kesh & Kelo LLC ##	Term Loan	04/25/13	04/25/17	1	*	5.00%	$0		$216	$216	$216
	Sonson Taxi Inc ##	Term Loan	10/25/12	10/25/17	1	*	5.50%	$0		$216	$216	$216
	Dupe Taxi LLC	Term Loan	12/10/15	12/10/19	1	*	5.50%	$0		$214	$214	$215
	T-Bozo Trans LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$212	$212	$212
	Anasta.S. Taxi LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$208	$208	$208
	E H 88 Taxi Corp ##	Term Loan	06/12/14	06/12/17	1	*	4.75%	$0		$207	$207	$207
	Semsema Trans Corporation	Term Loan	09/18/14	09/18/18	1	*	5.00%	$0		$207	$207	$207
	Ekny Fils-Aime ## &	Term Loan	10/17/11	10/17/17	1	*	6.50%	$0		$206	$206	$206
	Mpaul 596 LLC &	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$206	$206	$206
	Zoune Taxi #2 Inc ##	Term Loan	01/10/13	01/10/17	1	*	5.75%	$0		$204	$204	$204
	La Belle Joulie LLC	Term Loan	04/14/16	04/14/20	1	*	6.00%	$0	$206	$201	$201	$202
	Jacob And Jasmina Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$201	$201	$201
	Joseph And Jamar Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$201	$201	$201
	Dmd Taxi LLC &	Term Loan	09/26/13	09/26/17	1	*	4.75%	$0		$198	$198	$198
	Joseph And Alea LLC ##	Term Loan	02/23/15	02/23/19	1	*	5.25%	$0		$198	$198	$198
	Bidon Taxi Inc &	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$278	$261	$197
	Dorvilma LLC ## &	Term Loan	02/14/13	02/14/19	1	*	5.25%	$0		$274	$274	$196
	Boss Carmel Taxi Inc ##	Term Loan	11/14/13	11/14/17	1	*	5.50%	$0		$194	$194	$195
	Jacob Joseph	Term Loan	04/25/13	04/25/17	1	*	5.00%	$0		$193	$193	$193
	O.P. Taxi LLC	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$192	$192	$192
	Chell 11 Corp	Term Loan	07/10/14	07/10/18	1	*	5.25%	$0		$190	$190	$191
	Erick Fleuridor	Term Loan	07/19/12	06/11/17	1	*	5.50%	$0		$191	$191	$191
	M.K. Taxi Inc	Term Loan	01/23/14	01/23/18	1	*	4.50%	$0		$186	$186	$187
	Stany Inc	Term Loan	06/23/15	06/11/18	1	*	7.00%	$0		$185	$185	$185
	Saintilia Charles	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$184	$184	$184
	Chavensky Cab Inc	Term Loan	12/12/13	12/12/17	1	*	5.00%	$0		$182	$182	$183
	Clermise LLC	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$181	$181	$181
	Daniele Taxi LLC ##	Term Loan	05/15/14	05/15/18	1	*	5.75%	$0		$173	$173	$174
	Herve Dameus ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$170	$170	$170
	S Gladys Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	6.00%	$0		$168	$168	$169
	Mfc Taxi Corp ##	Term Loan	09/20/11	09/19/19	1	*	6.50%	$0		$167	$167	$166
	Marie Jeanne Philemon	Term Loan	07/17/15	07/16/18	1	*	6.50%	$0		$164	$164	$164
	Thomas Lahens	Term Loan	07/11/13	07/11/17	1	*	4.90%	$0		$163	$163	$163
	Erick Fleuridor	Term Loan	10/25/12	10/25/19	1	*	5.50%	$0		$159	$159	$159
	Micheline Luxeus ##	Term Loan	12/13/12	12/13/17	1	*	5.50%	$0		$156	$156	$156
	Serge Previlon LLC	Term Loan	08/15/13	08/15/18	1	*	5.25%	$0		$155	$155	$156
	Cassandra & Joseph Sejour Inc	Term Loan	04/09/10	03/13/18	1	*	4.50%	$0		$151	$151	$151
	Just 8 Taxi #2 Inc ##	Term Loan	10/16/15	10/15/18	1	*	7.00%	$0		$145	$145	$146

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Monise Lubintus	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$141	$141	$141
	A.N.T.K. LLC	Term Loan	04/25/13	04/25/18	1	*	5.50%	$0		$139	$139	$140
	534 Taxi LLC	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$138	$138	$138
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.63%	$0		$129	$129	$130
	Antoines Dortin ##	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$126	$127	$127
	Charata Taxi Inc	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$125	$125	$126
	424 Taxi LLC	Term Loan	01/20/12	01/20/17	1	*	7.00%	$0		$121	$121	$121
	Pierre Family 084 LLC	Term Loan	07/12/13	07/12/17	1	*	5.00%	$0		$120	$120	$120
	Ahmad Taxi Inc	Term Loan	06/09/11	06/09/19	1	*	6.75%	$0		$120	$120	$119
	Forward Taxi Corp	Term Loan	03/15/12	03/15/17	1	*	6.00%	$0		$116	$116	$116
	Yves Frantz Philemon	Term Loan	12/11/14	12/11/18	1	*	4.75%	$0		$106	$106	$106
	Olga Morales	Term Loan	02/18/16	02/18/19	1	*	5.50%	$0	$108	$102	$102	$103
	Charles K Agesilas	Term Loan	08/14/14	08/14/21	1	*	6.50%	$0		$100	$100	$100
	Don Taxi Inc/Mbnk	Term Loan	01/23/14	01/23/18	1	*	6.50%	$0		$96	$96	$96
	R & Z Trans Service Inc	Term Loan	01/10/13	01/10/23	1	*	5.00%	$0		$91	$91	$92
	Mr Clean Sdam Taxi LLC	Term Loan	06/11/15	06/11/18	1	*	6.50%	$0		$88	$88	$88
	Alhayat Taxi Inc	Term Loan	02/14/13	02/14/17	1	*	5.00%	$0		$84	$84	$84
	Cosmos 2 Taxi Corporation ##	Term Loan	11/14/13	11/14/18	1	*	5.00%	$0		$81	$81	$82
	Hercule Jean-Baptiste	Term Loan	06/13/13	06/13/17	1	*	5.00%	$0		$82	$82	$82
	Ez Come Ez Go Inc	Term Loan	04/16/15	04/16/20	1	*	5.25%	$0		$79	$79	$79
	Clameus Estimable	Term Loan	05/06/10	06/06/18	1	*	5.25%	$0		$77	$77	$77
	0127 Incorporated ##	Term Loan	07/19/12	07/19/20	1	*	6.50%	$0		$76	$76	$76
	Louibert Julien	Term Loan	06/18/14	06/16/21	1	*	5.50%	$0		$74	$74	$76
	Gethsemane Inc	Term Loan	02/20/14	02/20/19	1	*	4.50%	$0		$72	$72	$73
	Mario P Jean-Louis ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$73	$73	$73
	Pola Trans Inc ##	Term Loan	07/19/12	07/19/17	1	*	5.50%	$0		$72	$72	$72
	Praise The Lord Taxi Inc	Term Loan	05/14/15	05/14/25	1	*	6.00%	$0		$71	$71	$72
	Gerald Jean-Louis ##	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$64	$64	$64
	Fraline Taxi Inc ##	Term Loan	09/18/14	09/18/19	1	*	5.50%	$0		$45	$45	$46
	Reyes Okoroagu ##	Term Loan	11/14/13	11/14/17	1	*	4.75%	$0		$42	$42	$43
	Farar LLC ##	Term Loan	03/13/14	03/13/19	1	*	5.25%	$0		$17	$17	$18
	Pierre Sterling	Term Loan	01/19/12	01/19/17	1	*	6.00%	$0		$2	$2	$2
Boston					60	8%	4.52%	$0	$1,214	$26,061	$25,857	$21,818
	Chidi Trans Inc &	Term Loan	11/17/14	03/25/16	1	*	5.50%	$0		$1,294	$1,293	$1,145
	Sasun Cab Inc	Term Loan	02/20/13	02/20/19	1	*	4.25%	$0		$864	$864	$864
	Johnson Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$1,354	$1,332	$839
	Mish Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$830	$830	$830
	Southside Enterprises Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$830	$830	$830
	Gabriel Trans Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$1,063	$1,062	$751
	Giorgio’S Cab Inc ##	Term Loan	09/04/15	09/04/17	1	*	4.00%	$0		$685	$685	$686
	Arinze Trans Inc ##	Term Loan	04/22/14	04/22/17	1	*	4.50%	$0		$659	$659	$659

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Oke Auguste Cab Inc ## &	Term Loan	01/31/14	01/31/17	1	*	4.90%	$0		$598	$598	$598
	Britney Cab Inc, Et Al &	Term Loan	05/18/15	06/09/18	1	*	2.75%	$0		$1,067	$1,019	$589
	Arinze Trans Inc &	Term Loan	02/05/10	02/07/16	1	*	4.25%	$0		$576	$575	$575
	Chiso Trans Inc &	Term Loan	11/26/13	11/07/16	1	*	4.25%	$0		$812	$811	$572
	Ngozi Trans Inc. &	Term Loan	12/31/12	12/07/15	1	*	4.50%	$0		$621	$621	$500
	Memory Cab Company Inc ##	Term Loan	01/14/11	01/14/17	1	*	4.13%	$0		$467	$467	$467
	Bailey Cab Inc ##	Term Loan	11/09/12	11/09/18	1	*	5.25%	$0		$448	$448	$448
	Syed Cab Inc	Term Loan	02/27/15	02/27/18	1	*	5.25%	$0		$429	$429	$430
	Ruth Cab Inc	Term Loan	11/26/13	11/26/18	1	*	4.75%	$0		$429	$429	$429
	P&P Dumerant Corp	Term Loan	10/25/13	10/25/18	1	*	5.00%	$0		$419	$420	$420
	Joyful Ride Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$415	$415	$415
	Jv Taxi Inc	Term Loan	10/24/14	01/24/18	1	*	5.25%	$0		$415	$415	$415
	Eldali Transportation Inc	Term Loan	11/09/12	11/26/18	1	*	4.75%	$0		$409	$409	$409
	Farb Inc ## &	Term Loan	07/26/16	07/26/18	1	*	4.50%	$0	$410	$406	$406	$408
	Beaudrin & Alexandra Taxi Inc	Term Loan	09/20/16	09/20/19	1	*	3.90%	$0	$369	$367	$367	$369
	Benito & Roseline Cab Inc ##	Term Loan	09/09/15	09/09/18	1	*	4.00%	$0		$364	$364	$365
	God Is Able Inc ##	Term Loan	02/11/14	02/11/17	1	*	4.00%	$0		$363	$363	$363
	H And H Taxi Inc ##	Term Loan	10/11/13	09/11/19	1	*	4.75%	$0		$345	$345	$345
	Promesse Cab Inc	Term Loan	09/28/16	09/28/19	1	*	4.25%	$0	$339	$338	$338	$340
	Ngozi Trans Inc. &	Term Loan	05/06/15	04/20/17	1	*	5.50%	$0		$337	$337	$300
	Urzal Taxi Inc	Term Loan	07/29/13	07/29/18	1	*	5.25%	$0		$297	$297	$297
	Baton Moise Cab Inc ## &	Term Loan	04/14/14	04/14/17	1	*	4.90%	$0		$619	$585	$296
	Amazing Grace Cab Inc &	Term Loan	02/06/14	02/06/17	1	*	4.25%	$0		$478	$464	$295
	Loren Cab Inc ## &	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0		$486	$486	$295
	Ser-Vil Cab Inc &	Term Loan	03/28/14	03/22/17	1	*	4.63%	$0		$524	$494	$295
	Tomorrow’S Tree Inc &	Term Loan	10/08/13	10/08/18	1	*	4.25%	$0		$436	$436	$295
	Djbell Love Inc ## &	Term Loan	09/27/12	09/27/17	1	*	5.00%	$0		$399	$397	$294
	God-Will Inc &	Term Loan	02/11/14	02/11/17	1	*	4.25%	$0		$485	$480	$294
	Good Time Cab Inc ## &	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0		$461	$461	$294
	Jason Cab Inc ## &	Term Loan	03/15/13	03/15/18	1	*	4.88%	$0		$486	$480	$294
	Jesus Denis Cab Inc &	Term Loan	03/22/13	03/22/16	1	*	4.50%	$0		$324	$324	$294
	Myra Inc &	Term Loan	08/12/13	08/12/16	1	*	5.75%	$0		$487	$480	$294
	S.P.B. Taxi Inc &	Term Loan	09/18/13	09/18/16	1	*	5.75%	$0		$488	$483	$294
	Saint Inc &	Term Loan	08/12/13	09/22/18	1	*	4.00%	$0		$487	$458	$294
	Shemarjamalie Cab Inc ##	Term Loan	02/17/12	02/17/18	1	*	6.15%	$0		$291	$291	$291
	Louine Cab Inc	Term Loan	09/29/15	09/29/17	1	*	5.25%	$0		$271	$271	$272
	Jre Taxi Inc ## &	Term Loan	07/25/14	07/25/17	1	*	4.70%	$0		$267	$267	$268
	Boband Cab Inc ##	Term Loan	11/06/12	06/06/17	1	*	4.00%	$0		$261	$261	$261
	Ngozi Trans Inc. &	Term Loan	12/31/12	12/31/16	1	*	4.50%	$0		$304	$303	$249
	Phatricksey Cab Inc ##	Term Loan	07/14/11	07/14/17	1	*	5.25%	$0		$241	$241	$241
	Sarhad Coach Inc	Term Loan	07/23/13	05/25/19	1	*	4.50%	$0		$241	$241	$241

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Stanley & Rachelle Cab Inc	Term Loan	05/23/11	05/23/17	1	*	4.25%	$0		$155	$155	$155
	Dabola Cab Inc ##	Term Loan	11/10/11	07/10/19	1	*	4.50%	$0		$154	$154	$154
	Kena Cab Inc	Term Loan	11/06/12	11/06/25	1	*	4.75%	$0		$62	$63	$65
	Promesse Cab Inc	Term Loan	09/28/16	09/28/21	1	*	4.50%	$0	$26	$26	$26	$28
	Beaudrin & Alexandra Taxi Inc	Term Loan	09/20/16	09/20/21	1	*	4.00%	$0	$21	$20	$20	$22
	Louine Cab Inc	Term Loan	05/05/16	05/05/20	1	*	5.25%	$0	$20	$17	$18	$20
	Sasun Cab Inc	Term Loan	02/20/13	02/20/19	1	*	4.50%	$0		$20	$20	$20
	Benito & Roseline Cab Inc ##	Term Loan	09/09/15	09/09/18	1	*	4.00%	$0		$17	$17	$18
	Jv Taxi Inc	Term Loan	04/14/15	04/14/19	1	*	6.00%	$0		$16	$16	$17
	Sunshine Cab Inc ##	Term Loan	06/12/07	06/12/18	1	*	5.00%	$0		$8	$8	$8
	Britney Cab Inc, Et Al &	Term Loan	12/09/16	06/09/18	1	*	0.00%	$0	$29	$29	$29	$2
Cambridge					13	1%	4.47%	$0	$0	$4,441	$4,401	$2,649
	Gcf Taxi Inc &	Term Loan	10/08/13	10/08/18	1	*	4.00%	$0		$624	$624	$428
	Hope-Lynn Cabworks Inc ##	Term Loan	03/22/13	03/22/17	1	*	4.00%	$0		$355	$354	$354
	Drumman Trans Inc	Term Loan	12/07/12	12/07/17	1	*	4.50%	$0		$310	$311	$311
	Raad Taxi Inc ## &	Term Loan	05/30/14	05/30/17	1	*	4.50%	$0		$320	$313	$164
	Marcia And Everton Cab Inc &	Term Loan	12/15/15	12/15/16	1	*	3.75%	$0		$272	$269	$163
	Desdunes Cab Inc &	Term Loan	09/21/12	10/21/17	1	*	5.00%	$0		$326	$326	$162
	Lynn Maha Taxi Inc &	Term Loan	05/13/13	05/13/17	1	*	5.00%	$0		$364	$357	$162
	Patrick Cab Inc And Saad Inc &	Term Loan	03/29/13	03/29/16	1	*	4.88%	$0		$397	$378	$162
	Sam Taxi Inc &	Term Loan	03/12/14	03/12/17	1	*	4.50%	$0		$323	$322	$162
	Walger Inc &	Term Loan	01/26/12	01/26/20	1	*	5.50%	$0		$266	$263	$162
	Eureka Cab Inc &	Term Loan	07/01/14	07/01/17	1	*	4.25%	$0		$417	$417	$161
	Taxi Technology Inc ##	Term Loan	12/11/13	12/29/16	1	*	5.00%	$0		$139	$139	$139
	Mgf Taxi Inc &	Term Loan	05/06/11	05/06/17	1	*	4.00%	$0		$328	$328	$119
Other					9	0%	7.26%	$0	$0	$978	$965	$771
	Alexandrite Taxi LLC	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0		$183	$183	$185
	Chametz Taxi LLC	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0		$122	$122	$124
	Elysse Corporation	Term Loan	09/10/10	11/01/19	1	*	9.00%	$0		$13	$13	$13
	Elzira & Luc Cab Inc.	Term Loan	08/17/10	02/17/18	1	*	8.25%	$0		$12	$12	$12
	Hantin Trans/Aventura Taxi &	Term Loan	06/16/10	06/16/17	1	*	8.25%	$0		$47	$47	$47
	Jean C Mathurin/Norcal &	Term Loan	01/15/13	02/01/18	1	*	8.50%	$0		$155	$148	$48
	Tjp Inc ##	Term Loan	01/03/14	01/03/17	1	*	4.75%	$0		$260	$261	$261
	Wiljean Marcelin &	Term Loan	08/21/13	09/01/23	1	*	6.75%	$0		$155	$148	$50
	Zelalem S. Alemu &	Term Loan	04/28/08	04/28/18	1	*	5.00%	$0		$31	$31	$31

Total medallion loans ($231,494 pledged as collateral under borrowing arrangements)					684	93%	4.01%	$0	$16,705	$295,936	$295,050	$266,816

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Commercial Loans
Secured mezzanine Secured mezzanine (22% Minnesota, 12% Ohio, 10% Oklahoma, 8% Texas, 7% Delaware, 7% Pennsylvania, 7% North Carolina,
5% Kansas, 5% North Dakota, 4% Massachusetts, 4% Colorado, and 9% all other states)(2)
Manufacturing (44% of the total)		Stride Tool Holdings, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	04/05/16	04/05/21	1	1%	15.00%	$91	$4,000	$4,091	$4,091	$4,041
		MicroGroup, Inc.	Term Loan	06/29/15	06/29/21	1	1%	12.00%	$44		$3,244	$3,244	$3,244
		AA Plush Holdings, LLC (interest rate includes PIK interest of 6.00%)	Term Loan	08/15/14	08/15/19	1	1%	14.00%	$197		$3,197	$3,197	$3,190
		Liberty Paper Products Acquisition LLC (interest rate includes PIK interest of 2.00%)	Term Loan	06/09/16	06/09/21	1	1%	14.00%	$34	$3,000	$3,034	$3,034	$3,034
		Pinnacle Products International, Inc. (interest rate includes PIK interest of 3.00%)	Term Loan	10/09/15	10/09/20	1	1%	15.00%	$107		$2,907	$2,907	$2,907
		WRWP, LLC (interest rate includes PIK interest of 5.00%)	Term Loan	12/30/14	12/30/19	1	1%	17.00%	$165		$2,407	$2,407	$2,413
		WRWP, LLC (interest rate includes PIK interest of 6.00%)	Term Loan	01/01/15	01/01/24	1	*	6.00%	$28		$252	$252	$252
		BB Opco, LLC d/b/a BreathableBaby, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	08/01/14	08/01/19	1	1%	14.00%	$137		$2,637	$2,637	$2,640
		Tech Cast Holdings, LLC	Term Loan	12/12/14	12/12/19	1	1%	15.00%	$0		$2,635	$2,635	$2,613
		EGC Operating Company, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	09/30/14	09/30/19	1	1%	15.00%	$14		$2,424	$2,424	$2,430
		American Cylinder, Inc. d/b/a All Safe (interest rate includes PIK interest of 7.00%)	Term Loan	07/03/13	01/03/18	1	1%	19.00%	$193		$1,693	$1,693	$1,692
	+	Respiratory Technologies, Inc.	Term Loan	04/25/12	04/25/17	1	1%	12.00%	$0		$1,500	$1,500	$1,501
		Orchard Holdings, Inc. &	Term Loan	03/10/99	03/31/10	1	*	13.00%	$0		$1,390	$1,390	$1,390
		Quaker Bakery Brands, Inc.	Term Loan	03/28/12	03/28/17	1	*	17.00%	$0		$1,300	$1,300	$1,299
	+	GAF Manufacturing, LLC &	Term Loan	03/06/14	03/06/19	1	*	14.00%	$0		$281	$281	$157
	+	Waltek Acquisitions, Inc.	Term Loan	03/31/06	03/31/18	1	*	12.00%	$0		$88	$88	$88
Professional, Scientific, and Technical Services (21% of the total)		Weather Decision Technologies, Inc. {One-time on 1/1/18 to 15%} (interest rate includes PIK interest of 9.00%)	Term Loan	12/11/15	12/11/20	1	1%	18.00%	$354		$3,854	$3,854	$3,844
		ADSCO Opco, LLC (interest rate includes PIK interest of 2.00%)	Term Loan	10/25/16	10/25/21	1	1%	13.00%	$13	$3,600	$3,613	$3,613	$3,601
		Northern Technologies, LLC (interest rate includes PIK interest of 1.00%)	Term Loan	01/29/16	01/29/23	1	1%	13.00%	$33	$3,500	$3,533	$3,533	$3,532
	+	DPIS Engineering, LLC	Term Loan	12/01/14	06/30/20	1	1%	12.00%	$0		$2,000	$2,000	$1,998
		J. R. Thompson Company LLC (interest rate includes PIK interest of 2.00%)	Term Loan	05/21/15	05/21/22	1	1%	14.00%	$14		$1,625	$1,625	$1,625
		Portu-Sunberg Marketing LLC	Term Loan	10/21/16	03/21/22	1	*	12.00%	$0	$1,250	$1,250	$1,250	$1,244
Information (12% of the total)		US Internet Corp.	Term Loan	06/12/13	09/18/20	1	1%	14.50%	$0		$3,000	$3,000	$3,010
		US Internet Corp.	Term Loan	02/05/16	02/11/23	1	1%	14.50%	$0	$1,900	$1,900	$1,900	$1,890
		US Internet Corp.	Term Loan	03/18/15	09/18/20	1	1%	14.50%	$0		$1,750	$1,750	$1,743
		Centare Holdings, Inc. (interest rate includes PIK interest of 2.00%)	Term Loan	08/30/13	08/30/18	1	1%	14.00%	$0		$2,500	$2,500	$2,494
Arts, Entertainment, and Recreation (7% of the total)		RPAC Racing, LLC (interest rate includes PIK interest of 10.00%)	Term Loan	11/19/10	01/15/17	1	2%	10.00%	$2,516		$5,555	$5,555	$5,555
Administrative and Support Services (5% of the total)		Staff One, Inc.	Term Loan	06/30/08	03/31/18	1	1%	3.00%	$0		$2,776	$2,776	$2,776
		Staff One, Inc. (interest rate includes PIK interest of 7.00%)	Term Loan	12/28/16	03/31/18	1	*	19.00%	$0	$643	$557	$557	$557
		Staff One, Inc.	Term Loan	09/15/11	03/31/18	1	*	3.00%	$0		$347	$347	$347
Transportation and Warehousing (5% of the total)		LLL Transport, Inc. (interest rate includes PIK interest of 3.00%)	Term Loan	10/23/15	04/23/21	1	1%	15.00%	$122		$3,622	$3,622	$3,620
Wholesale Trade (4% of the total)	+	Classic Brands, LLC	Term Loan	01/08/16	04/30/23	1	1%	12.00%	$0	$2,880	$2,880	$2,880	$2,880
Construction (2% of the total)		HIGHLAND CROSSING-M, LLC	Term Loan	01/07/15	02/01/25	1	1%	11.50%	$0		$1,450	$1,450	$1,450
Accommodation and Food Services (0% of the total)		Javier & David Restaurant Corp.	Term Loan	11/05/10	11/05/20	1	*	9.25%	$0		$343	$343	$343
		Star Concessions, Ltd. &	Term Loan	06/30/00	09/30/17	1	*	10.00%	$0		$297	$297	$59
		MultiRestaurants Concepts, Ltd. &	Term Loan	06/30/00	09/30/17	1	*	10.00%	$0		$468	$468	$53
Retail Trade (0% of the total)		Retail Concessions, Ltd. &	Term Loan	06/30/00	09/30/17	1	*	10.00%	$0		$69	$69	$36

Total secured mezzanine (2)						37	26%	13.47%	$4,062	$20,773	$76,469	$76,469	$75,548

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Other secured commercial (46% New York, 38% North Carolina, 14% New Jersey and 2% all other states)
Retail Trade (54% of the total)	Medallion Fine Art Inc (interest rate includes PIK interest of 12%)	Term Loan	12/17/12	12/17/17	1	1%	12.00%	$2,695		$3,159	$3,159	$3,159
	La Conga Food Market Inc	Term Loan	12/23/15	12/09/18	1	*	7.00%	$0		$607	$607	$608
	A Food Mart Inc &	Term Loan	06/03/14	06/03/20	1	*	9.00%	$0		$289	$289	$257
	Anthony Supermarket LLC	Term Loan	04/02/13	07/02/18	1	*	9.00%	$0		$184	$184	$183
	Don Marto Minimarket Corp &	Term Loan	03/03/15	03/03/20	1	*	9.00%	$0		$189	$184	$133
	Moderne Barn Wines&Spirits Inc	Term Loan	05/09/13	05/09/18	1	*	4.75%	$0		$46	$46	$45
	Drr Enterprises LLC &	Term Loan	10/28/08	10/17/18	1	*	10.50%	$0		$80	$61	$26
	Bashir Bagels & Supermarket I &	Term Loan	05/03/16	05/03/21	1	*	7.00%	$0	$175	$175	$175	$2
Arts, Entertainment, and Recreation (38% of the total)	RPAC Racing LLC (interest rate includes PIK interest of 8%)	Term Loan	06/22/16	12/31/16	1	1%	8.00%	$34	$2,000	$2,034	$2,034	$2,034
	RPAC Racing LLC (interest rate includes PIK interest of 8%)	Term Loan	09/14/16	12/31/16	1	*	8.00%	$0	$1,000	$1,000	$1,000	$1,000
Accommodation and Food Services (6% of the total)	El Mangu Sabroso Restaurant In &	Term Loan	06/06/14	09/06/19	1	*	9.00%	$0		$252	$245	$183
	Bistro Caterers Corporation	Term Loan	07/25/13	07/25/18	1	*	9.00%	$0		$163	$163	$162
	El Tropico Family Rest Ii LLC &	Term Loan	11/29/05	04/18/17	1	*	6.75%	$0		$275	$189	$114
Transportation and Warehousing (1% of the total)	Tehran Properties Inc &	Term Loan	03/17/15	09/10/18	1	*	4.25%	$0		$77	$77	$78
	Patriot Trans Inc &	Term Loan	09/19/14	03/31/17	1	*	4.00%	$0		$183	$175	$42
Real Estate and Rental and Leasing (1% of the total)	Jude Odimegwu Et Al &	Term Loan	03/31/15	03/31/20	1	*	5.00%	$0		$72	$69	$60

Total Other Commercial Loans (2)					16	3%	9.33%	$2,729	$3,175	$8,785	$8,657	$8,086

Total commercial loans (2)					53	29%	13.05%	$6,791	$23,948	$85,254	$85,126	$83,634

Investment in Medallion Bank and other controlled subsidiaries
Commercial Banking	Medallion Bank **	100% of common stock	05/16/02	None	1	98%	2.20%	$0			$136,171	$280,590
NASCAR Race Team	Medallion MotorSports, LLC	75% of LLC units	11/24/10	None	1	2%	0.00%	$0			$2,820	$6,980
Art Dealer	Medallion Fine Art, Inc.	100% of common stock	12/03/12	None	1	1%	0.00%	$0			$724	$3,646
Loan Servicing	Medallion Servicing Corp.	100% of common stock	11/05/10	None	1	*	0.00%	$0			$455	$454
Professional Sports Team	LAX Group LLC	45.13% of membership interests	05/23/12	None	1	1%	0.00%	$0			$440	$1,690

Investment in Medallion Bank and other controlled subsidiaries, net					5	103%	2.13%	$0	$0	$0	$140,610	$293,360

Equity investments
Commercial Finance	Convergent Capital, Ltd **	7% of limited partnership interest	07/20/07	None	1	*	0.00%	$0			$(794)	$1,100
NASCAR Race Team	RPAC Racing LLC	1,000 shares of Series D	08/25/15	None	1	*	0.00%	$0	$0		$0	$1,351
Loan Servicing	Credify	166,667 shares of Series A-1 preferred stock	09/30/16	None	1	*	0.00%	$0	$250		$250	$250
Real Estate Investment	CIM Commercial Trust Corp **	*	12/30/10	None	1	*	5.67%	$0			$548	$62
Employee Leasing Services	Staff One, Inc.	46.4% preferred stock	06/30/08	None	2	*	0.00%	$0			$472	$1,172
Weather Forecasting Services	Weather Decision Technologies, Inc.	2.2% preferred stock	12/11/15	None	1	*	0.00%	$0			$500	$500
Hand Tool Manufacturer	Stride Tool Holdings, LLC	7.14% of Series A-2 LLC units	04/05/16	None	1	*	0.00%	$0	$500		$500	$500
Appliance Recycler #	Appliance Recycling Centers of America, Inc.	8.86% of common stock	09/10/98	None	1	*	0.00%	$0			$0	$475
Services related to advertising	ADSCO Opco, LLC	7.9% of LLC units of Class A Series A-2	10/25/16	None	1	*	0.00%	$0	$400		$400	$400
Environmental Consulting Services	Northern Technologies, LLC	7.98% of LLC units	01/29/2016 and 12/5/16	None	2	*	0.00%	$0	$350		$350	$351
Paper Tapes Manufacturer	Liberty Paper Products Acquisition, LLC	100% of Series A preferred LLC units—12% total	06/09/16	None	1	*	0.00%	$0	$350		$350	$350
Machinery Manufacturer	Reel Power International, Inc.	2.65% of common stock	08/04/08	None	1	*	0.00%	$0			$318	$318
Stuffed Toy Manufacturer	AA Plush Holdings, LLC	1.6% LLC common units	08/15/14	None	1	*	0.00%	$0			$300	$300
Investment Castings	Tech Cast Holdings LLC	4.14% LLC units	12/12/14	12/12/19	1	*	0.00%	$0			$300	$300

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Machine Shop	MicroGroup, Inc.	5.5% common stock	06/29/15	None	1	*	0.00%	$0			$300	$300
Baby Sleep Products	BB Opco, LLC d/b/a BreathableBaby, LLC	3.6% LLC units	08/01/14	None	1	*	0.00%	$0			$250	$250
Marketing Services	Third Century JRT Inc.	13% common stock	05/21/15	None	1	*	0.00%	$0			$200	$200
	Portu-Sunberg Marketing LLC	Warrant for 2.85% of the outstanding stock	12/31/12	07/24/20	1	*	0.00%				$0	$0
	Portu-Sunberg Marketing LLC	0.86% LLC units	10/19/16	None	1	*	0.00%	$0	$50		$50	$50
Manufacture Space Heaters, etc.	Pinnacle Products International, Inc.	0.5% common stock	10/09/15	None	1	*	0.00%	$0			$135	$135
IT Services	Centare Holdings, Inc.	7.23% of common stock, 3.88% of preferred stock	08/30/13	None	1	*	0.00%	$0			$104	$104
Food Manufacturer	PACA Foods, LLC	Warrant for 8% of the outstanding stock	12/31/10	02/17/20	1	*	0.00%	$0			$0	$0
Box Manufacturer	Packaging Specialists, Inc. Southwest	Warrant for 10% of the outstanding stock	04/01/08	06/30/22	1	*	0.00%	$0			$0	$0
Shelving Manufacturer	Storflex Holdings, Inc.	Warrant for 1.7% of the outstanding stock	07/17/12	02/05/23	1	*	0.00%	$0			$0	$0
Engineering Design Service	DPIS Engineering LLC	Warrant for 180,000 Class C units	12/01/14	5th anniversary of note paid in full	1	*	0.00%	$0			$0	$0
Manufacturer of Pipe Fittings	GAF Acquisition LLC	Warrant for 2,041 shares of LLC units	03/06/14	5th anniversary of note paid in full	1	*	0.00%	$0			$0	$0
Surgical Supplies Manufacturer	Respiratory Technologies, Inc.	Warrant for 38,000 Common shares	04/25/12	5th anniversary of note paid in full	1	*	0.00%	$0			$0	$0
Precision Investment Casting (Foundry)	Waltek Acquisitions, Inc.	Warrants for 323 shares of Common Stock	3/31/06 and 1/29/10	5th anniversary of note paid in full	2	*	0.00%	$0			$0	$0
Hobbyists’ Supplies Merch. Wholesale	Classic Brand, LLC	Warrant for 300,000 Class A units	01/08/16	01/08/26	1	*	0.00%	$0	$0		$0	$0

Equity investments, net					32	3%	0%		$1,900	$0	$4,533	$8,468

Investment securities
Investment securities, net					0	0%		$0	$0	$0	$0	$0

Net Investments ($231,494 pledged as collateral under borrowing arrangements) (3)					774	228%	4.94%	$6,791	$42,553	$381,190	$525,319	$652,278

(1)	Represents the actual or weighted average interest or dividend rate of the respective security or portfolio as of the date indicated. Investments without an interest rate or with a rate of 0.00% are considered non-income producing.
(2)	Included in secured mezzanine commercial loans and other commercial loans was $6,791 of interest income capitalized into the outstanding investment balances, in accordance with the terms of the investment contract.
(3)	The ratio of restricted securities fair value to net assets is 228%.
(4)	Gross unrealized appreciation, gross unrealized depreciation and net appreciation for federal income tax purposes totaled $210,510, $31,028 and $179,482, respectively. The tax cost of investments was $472,796.
(5)	For revolving lines of credit the amount shown is the cost at December 31, 2016.
*	Less than 1.0%
**	Not an eligible portfolio company as such term is defined in Section 2(a)(46) of the 1940 Act. The percentage value of all non-eligible portfolio companies to totaled assets of Medallion Financial on an unconsolidated basis was up to 52% and up to 43% on a consolidated basis. Under the 1940 Act, we may not acquire any non-qualifying assets, unless at the time such acquisition is made, qualifying assets, which include securities of eligible portfolio companies, represent at least 70% of our total assets. The status of these assets under the 1940 Act are subject to change. We monitor the status of these assets on an ongoing basis.
&	Loan is on nonaccrual status, or past due on contractual payments, and is therefore considered non-income producing.
#	Publicly traded but sales subject to applicable Rule 144 limitations.
##	Pledged as collateral under borrowing arrangements.
+	Includes various warrants, all of which have a cost and fair value of zero at December 31, 2016.